Securities and Exchange Commission
450 5 Street, N.W.
Washington, DC  20549


RE:  Variable Universal Life 4
     File Number 333-14061


Commissioners:

Enclosed for filing is a complete copy, including exhibits, of Post-Effective Amendment Number 4 to the above referenced Form
S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (a) (i) of Rule 485. This amendment is being filed under 485 (a) because it includes a new prospectus of a new version of a variable universal life policy that reflects changes made to of changes made to the Contingent Deferred Sales Charge, premium load, expense charges as well as other changes. The old version of the Variable Universal Life 3 will be phased out during 2000 as state insurance department approve the new version.

Financial Statements and certain exhibits will be filed in an amendment pursuant to 485 (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-383-0126.

Sincerely,



Paul M. Phalen, CLU, FLMI
Assistant Vice-President
Variable Services

VUL4CVR.TXT

                                             Registration No. 333-14061
                                             POST-EFFECTIVE AMENDMENT NO. 4

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM S-6
                              --------

              FOR REGISTRATION UNDER THE SECURITIES ACT
              OF 1933 OF SECURITIES OF UNIT INVESTMENT
                  TRUSTS REGISTERED ON FORM N-8B-2

              MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
              ________________________________________
                         (Exact Name of Trust)

               MIDLAND NATIONAL LIFE INSURANCE COMPANY
                          (Name of Depositor)
                           One Midland Plaza
                         Sioux Falls, SD 57193
               (Address of Principal Executive Office)
                       _________________________
    Jack L. Briggs, Vice President, Secretary and General Counsel
               Midland National Life Insurance Company
                          One Midland Plaza
                        Sioux Falls, SD 57193

          (Name and Address of Agent for Service of Process)

                               Copy to:

                         Frederick R. Bellamy
                     Sutherland Asbill& Brennan  L L P
                    1275 Pennsylvania Avenue, N.W.
                     Washington, D.C. 20004-2404

              Variable Universal Life 4 Life Insurance Policies
                  (Title of Securities being offered)

It is proposed that this filing will become effective (check appropriate line):
        ___  immediately upon filing pursuant to paragraph (b)
        ___  on May 01, 2000 pursuant to paragraph (b)
        ___  60 days after filing pursuant to paragraph (a) (i)
        _X_  on _April 28, 2000_ pursuant to paragraph (a) (i) of Rule 485

    If appropriate, check the following line:
        ___ the Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

    ----------------------------------------------------------------------


S6CVRVL4.TXT

 VARIABLE UNIVERSAL LIFE     3 4

Issued By:
Midland National Life Insurance Company

One Midland Plaza  Sioux Falls, SD 57193  (605) 335-5700

Variable Universal Life    3 4     is an individual variable
life insurance policy issued by Midland National Life
Insurance Company. Variable Universal Life    3 4:

- provides insurance coverage with flexibility in death benefits and premiums;
- pays a death benefit if the insured person dies while the contract is still in force;
- can provide substantial cash value build-up on a tax-deferred basis. However, there is no guaranteed cash value for amounts you allocate to the Investment Divisions. You bear the risk of poor investment performance for those amounts.
- lets you borrow against your contract, withdraw part of the net cash surrender value, or completely surrender your contract. Loans and withdrawals affect the cash value, and may affect the death benefit.

After the first premium, you may decide how much your premiums will be and how often you wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.
Depending on the amount of premiums paid, this may or may not be a Modified Endowment contract. If it is a Modified Endowment contract, then loans and withdrawals may have negative tax consequences.

You have a limited right to examine your contract and return it to us for a refund.

You may allocate your cash value to our General
Account or up to ten investment divisions.  Each
division invests in a specified mutual fund portfolio.
You can choose among the following    twenty-three
twenty-five     investment divisions:
   1. VIP Money Market Portfolio
2. VIP High Income Portfolio
3. VIP Equity-Income Portfolio
4. VIP Growth Portfolio
5. VIP Overseas Portfolio
6. VIP II Asset Manager Portfolio
7. VIP II Investment Grade Bond Portfolio
8. VIP II Contrafund Portfolio
9. VIP II Asset Manager: Growth Portfolio
10. VIP II Index 500 Portfolio
11. VIP III Growth & Income Portfolio
12. VIP III Balanced Portfolio
13. VIP III Growth Opportunities Portfolio
14. American Century VP Capital Appreciation
Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23. Lord Abbett VC Growth and Income

- VIP Money Market Portfolio
- VIP High Income Portfolio
- VIP Equity-Income Portfolio
- VIP Growth Portfolio
- VIP Overseas Portfolio
- VIP II Asset Manager Portfolio
- VIP II Investment Grade Bond Portfolio
- VIP II Contrafund Portfolio
- VIP II Asset Manager: Growth Portfolio
- VIP II Index 500 Portfolio
- VIP III Growth & Income Portfolio
- VIP III Balanced Portfolio
- VIP III Growth Opportunities Portfolio
- American Century VP Capital Appreciation
Portfolio
- American Century VP Value Portfolio
- American Century VP Balanced Portfolio
- American Century VP International Portfolio
- American Century VP Income & Growth
- MFS VIT Emerging Growth
- MFS VIT Research
- MFS VIT Growth with Income
- MFS VIT New Discovery
- Lord Abbett VC Growth and Income (hereinafter referred to as Lord Abbett VC Growth and Income)
- Lord Abbett Mid-Cap Value (hereinafter referred to as Lord Abbett VC Mid-Cap Value)
- Lord Abbett International (hereinafter referred to as
Lord Abbett VC International

Your cash value in the investment divisions will increase or decrease based on investment performance.
You bear this risk. The U.S. Government does not insure or guarantee any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.
The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus: May 1,    1999 2000.


Table of Contents


PART 1: SUMMARY	4
FEATURES OF VARIABLE UNIVERSAL LIFE    3 4    	4
Death Benefit Options	4
Contract Changes	4
Flexible Premium Payments	4
Additional Benefits	5
INVESTMENT CHOICES	5
YOUR CASH VALUE	5
Transfers	6
Policy Loans	6
Withdrawing Money	6
Surrendering Your Contract	6
DEDUCTIONS AND CHARGES	6
Deductions From Your Premiums	6
Deductions From Your Cash Value	6
Surrender Charges	7
Portfolio Expenses	8
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	8
Your Right To Examine This Contract	8
Your Contract Can Lapse	9
Tax Effects of Variable Universal Life    3 4    	9
Illustrations	9
PART 2: DETAILED INFORMATION ABOUT
VARIABLE UNIVERSAL LIFE    3 4    	9
INSURANCE FEATURES	9
How the Contracts Differ From Whole Life Insurance	10
Application for Insurance	10
Death Benefit	10
Maturity Benefit	11
Changes In Variable Universal Life    3 4    	11
Changing The Face Amount of Insurance	12
Changing Your Death Benefit Option	12
When Contract Changes Go Into Effect	12
Flexible Premium Payments	13
Allocation of Premiums	14
Additional Benefits	14
   Extended Maturity Option	14
Automatic Benefit Increase Provision	15
SEPARATE ACCOUNT INVESTMENT CHOICES	16
Our Separate Account And Its Investment Divisions	16
The Funds	16
Investment Policies Of The Portfolios	17
USING YOUR CASH VALUE	19
The Cash Value	19
Amounts In Our Separate Account	19
How We Determine The Accumulation Unit Value	20
Cash Value Transactions	20
Transfers Of Cash Value	20
Dollar Cost Averaging	21
Contract Loans	22
Withdrawing Money From Your  Cash Value	23
Surrendering Your Contract	24
THE GENERAL ACCOUNT	24
DEDUCTIONS AND CHARGES	24
Deductions From Your Premiums	24
Charges Against The Separate Account	25
Deductions From Your Cash Value	25
Transaction Charges	27
How Cash Value Charges Are Allocated	27
Surrender Charge   s    	27
Charges In The Funds	29
ADDITIONAL INFORMATION ABOUT THE
CONTRACTS	30
Your Right To Examine The Contract	30
Your Contract Can Lapse	30
You May Reinstate Your Contract	31
Contract Periods And Anniversaries	31
Maturity Date	31
We Own The Assets Of Our Separate Account	32
Changing the Separate Account	32
Limits On Our Right To Challenge The Contract	32
Your Payment Options	33
Your Beneficiary	34
Assigning Your Contract	34
When We Pay Proceeds From This Contract	34
TAX EFFECTS	34
Contract Proceeds	34
Possible Charge for Midland's Taxes	37
Other Tax Considerations	37

PART 3: ADDITIONAL INFORMATION	38
MIDLAND NATIONAL LIFE INSURANCE
COMPANY	38
YOUR VOTING RIGHTS AS AN OWNER	38
OUR REPORTS TO CONTRACT OWNERS	38
DIVIDENDS	39
MIDLAND'S SALES AND OTHER AGREEMENTS	39
REGULATION	39
   YEAR 2000	39
DISCOUNT FOR MIDLAND EMPLOYEES	40
LEGAL MATTERS	40
FINANCIAL    AND ACTUARIAL MATTERS    	40
ADDITIONAL INFORMATION	41
MANAGEMENT OF MIDLAND	42
ILLUSTRATIONS	45
DEFINITIONS	51
PERFORMANCE	53
FINANCIAL STATEMENTS	54

Portfolio Rebalancing	20



This prospectus generally describes only the variable portion of the Contract, except where the General Account is specifically mentioned.

Buying this contract might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance contract.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

PART 1: SUMMARY
In this prospectus "We", "Our", and "Us" mean
Midland National Life Insurance Company.
"You" and "Your" mean the owner of the contract.
We refer to the person who is covered by the contract as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.
There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the actual insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the contract in this prospectus assumes that the contract is in force and that there is no outstanding contract loan.

FEATURES OF VARIABLE UNIVERSAL LIFE
   3 4
Death Benefit Options

Variable Universal Life 3 4 is life insurance on the insured person. If the contract is in force we will pay a death benefit when the insured person dies. You can choose between two death benefit options:
- Option 1: death benefit equals the face amount
("Specified Amount") of the insurance contract.
This is sometimes called a "level" death benefit.
- Option 2: death benefit equals the face amount plus the cash value. This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 10.
We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans.

Whether your contract lapses or remains in force can
depend on the amount of your cash value (less any
outstanding loans and surrender charge   s    ).  The cash
value, in turn, depends on the investment performance of the investment divisions you select.
(The cash value also depends on the premiums you pay and the charges we deduct.) However, during the Minimum Premium Period, you can keep your policy in force by paying a certain level of premiums.
The minimum face amount is generally $50,000.
However, for:
- insured persons, age 0 to 14 at issue, the minimum face amount is $25,000; and
- insured persons, age 20 to 44 at issue which are in the preferred non-smoker rate class, the minimum face amount is $100,000.

Contract Changes

You may change the death benefit option you have chosen. You may also increase or decrease the face amount of your contract, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount you want, within certain limits. We require an initial minimum premium based on the contract's face amount and the insured person's age and sex.
You choose a planned periodic premium. But payment of the planned premiums does not ensure that your contract will remain in force. Additional premiums may be required to keep your policy from lapsing. You need not pay premiums according to the planned schedule. However, you can ensure that your contract stays in force during the Minimum
Premium Period by paying premiums equal to the accumulated minimum premium amounts. See
"Flexible Premium Payments" on page 13.

Additional Benefits

You may choose to include additional benefits in the contract by rider. These benefits may include:
- a disability waiver benefit (to waive the cost of monthly deductions)
- a monthly disability benefit
- an accidental death benefit
- life insurance for children
- family life insurance coverage
- life insurance for additional insured persons
- an accelerated death benefit in the event of a terminal illness.

We deduct any costs of additional benefits from your cash value monthly. See "Additional Benefits" on page 14.

INVESTMENT CHOICES

You may allocate your cash value to up to ten of the following investment divisions:
1. Fidelity's Variable Insurance Products Fund
(VIP) Money Market Portfolio
2. Fidelity's Variable Insurance Products Fund
(VIP) High Income Portfolio
3. Fidelity's Variable Insurance Products Fund
(VIP) Equity-Income Portfolio
4. Fidelity's Variable Insurance Products Fund
(VIP) Growth Portfolio
5. Fidelity's Variable Insurance Products Fund
(VIP) Overseas Portfolio
6. Fidelity's Variable Insurance Products Fund II
(VIP II) Asset Manager Portfolio
7. Fidelity's Variable Insurance Products Fund II
(VIP II) Investment Grade Bond Portfolio
8. Fidelity's Variable Insurance Products Fund II
(VIP II) Contrafund Portfolio
9. Fidelity's Variable Insurance Products Fund II
(VIP II) Asset Manager: Growth Portfolio
10. Fidelity's Variable Insurance Products Fund II
(VIP II) Index 500 Portfolio
11. Fidelity's Variable Insurance Products Fund III
(VIP III) Growth & Income Portfolio
12. Fidelity's Variable Insurance Products Fund III
(VIP III) Balanced Portfolio
13. Fidelity's Variable Insurance Products Fund III
(VIP III) Growth Opportunities Portfolio
14. American Century VP Capital Appreciation
Portfolio
15. American Century VP Value Portfolio
16. American Century VP Balanced Portfolio
17. American Century VP International Portfolio
18. American Century VP Income & Growth
19. MFS VIT Emerging Growth
20. MFS VIT Research
21. MFS VIT Growth with Income
22. MFS VIT New Discovery
23. Lord Abbett VC Growth and Income
   24. Lord Abbett VC Mid-Cap Value
25. Lord Abbett VC International

You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate your cash value to our General Account, where we guarantee the safety of principal and a minimum interest rate.

For more information, see "The Funds" on page 15.

YOUR CASH VALUE

Your cash value begins with your first premium
payment.  From your premium we deduct    a sales
charge    , a premium    tax load     and any per premium
expenses. The balance of the premium is your beginning cash value.

Your cash value reflects:
- the amount and frequency of premium payments,
- deductions for the cost of insurance and expenses,
- the investment performance of your chosen investment divisions,
- interest earned on amounts allocated to the General
Account,
- loans, and
- partial withdrawals.

There is no guaranteed cash value for amounts allocated to the investment divisions.

See "The Cash Value" on page 19.

Transfers

You may transfer your cash value between the General Account and the various investment divisions. Transfers take effect when we receive your request. We require a minimum amount for each transfer, usually $200. Currently, we allow an unlimited number of transfers. We reserve the right to charge a $25 fee after the 12th transfer in a contract year. There are other limitations on transfers to and from the General Account. See "Transfers Of
Cash Value" on page 20.

Policy Loans

You may borrow up to 92% of your cash surrender value (the cash value less the surrender charge).
Your contract will be the sole security for the loan.
Your contract states a minimum loan amount, usually
$200. Contract loan interest accrues daily at an annually adjusted rate. See "Contract Loans" on page
21. Contract loan interest is not tax deductible on contracts owned by an individual. There may be federal tax consequences for taking a policy loan. See
"TAX EFFECTS" on page 34.

Withdrawing Money

You may make a partial withdrawal from your cash
value. The current minimum withdrawal amount is
$200.  The maximum partial withdrawal you can
make is 50% of the net cash surrender value.  The net
cash surrender value is the cash    surrender     value (   your
cash value minus     any surrender charge) minus any
outstanding loan and loan interest due. Withdrawals are subject to other requirements. If you make more than one withdrawal in a contract year, then we deduct a service charge (no more than $25). See
"Withdrawing Money From Your Cash Value" on page 23. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page
34.

Surrendering Your Contract

You can surrender your contract for cash and then we will pay you the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your
Contract" on page 22.

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a    4% sales charge 6.5% premium load
from each premium payment.     Currently, we intend to
eliminate this premium load after 15 policy years -
This is not guaranteed.      This charge partially
reimburses us for the selling and distributing costs of
this contract    and for premium taxes we pay.  We also
charge a 2.5% premium tax on each premium
payment.  We may decrease or increase this charge
depending on our expenses, and we may vary this
charge by state.     If you elect to pay premiums by Civil
Service Allotment, we also deduct a 46    service
charge from each premium payment. See
"Deductions From Your Premiums" on page 23.
Deductions From Your Cash Value
Certain amounts are deducted from your cash value each month.

These are:
- an expense    charge     of $7.00 (   currently, we plan to
make this deduction for only the first 15 contract years),
- a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under your contract; and
- charges for additional benefits.
In addition, we deduct fees when you make:
- a partial withdrawal of net cash surrender value more than once in a contract year or
- more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Cash Value" on page 24.
We also deduct a daily charge at an annual rate of
0.90% of the assets in every investment division.  We
currently intend to reduce this charge to    0.50% 0.25%
after the 10th contract year.  (This is not guaranteed.)
This charge is for certain mortality and expense risks.

Surrender Charges

We deduct a surrender charge only if you surrender
your contract for its net cash surrender value or let
your contract lapse during the    surrender charge
period (This period is the earlier of the surrender
charge period 15 years or attained age 95) first 15
contract years.      If you keep this contract in force for
   the surrender charge period 15 years,     then you will
not incur a surrender charge.

   The surrender charge has two parts: a deferred sales charge and a deferred issue charge. The deferred sales charge partially reimburses us for our costs in selling and distributing this contract. The deferred issue charge reimburses us for underwriting and our other costs in issuing the contract.
The maximum deferred sales charge is:
- 26% of any premium payment in the first 2 contract years up to one guideline annual premium
(this varies for each contract); and
- 5% of all other premium payments.

After ten years, this charge begins to decline. There is no surrender charge after 15 years. The amount of the deferred sales charge depends on:
1) the amount of your premium payments,
2) when you pay your premiums and
3) when you surrender your contract or allow it to lapse.

The deferred issue charge is on a fixed schedule per thousand dollars of face amount. It starts at $3.00 per $1,000 of face amount for the first 10 contract years and decreases to $0.00 after the 15th contract year.
This summary of the deferred sales charge and the deferred issue charge assumes no changes in face amount. See "Surrender Charges" on page 25.
The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of your policy and decreases to $0.00 after the end of the surrender charge period (this period is the earlier of 15 policy years or attained age
95). For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $50.00 per $1,000. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000.
The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older.

The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1,000. If you change your face amount of insurance after your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of your contract. See
"Surrender Charges" on page 23 for samples of the per $1,000 charge for various issue ages, sexes and classes.

Portfolio Expenses

Each investment division invests exclusively in a
corresponding mutual fund portfolio.  Each portfolio
pays an investment advisory fee, and may also incur
other operating expenses. The total expenses for each
portfolio (as a percentage of assets) for the year
ending December 31, 1998 are shown in the table
below (except as otherwise noted).
             	      Total
Portfolio	            Expenses
VIP Money Market	      .30%
VIP High Income	      .70%
VIP Equity-Income(1)	.58%
VIP Growth(1)       	.68%
VIP Overseas(1)	      .91%

VIP II Asset Manager(1)	      .64%
VIP II Investment Grade Bond	.57%
VIP II Contrafund(1)	      .70%
VIP II Asset Manager: Growth(1)	.73%
VIP II Index 500(1)	      .35%

VIP III Growth & Income(1)	       .61%
VIP III Balanced(1)	             .59%
VIP III Growth Opportunities(1)	 .71%
American Century VP Capital Appreciation	1.00%
American Century VP Value	      1.00%
American Century VP Balanced	      1.00%
American Century VP International	1.47%
American Century VP Income & Growth	.70%

MFS VIT Emerging Growth(3)(2)  	.85%
MFS VIT Research(3)(2)	            .86%
MFS VIT Growth with Income(3)(2)	.88%
MFS VIT New Discovery(2)(3)	     1.17%

Lord Abbett VC Growth and Income	       .51%
   Lord Abbett VC Mid-Cap Value(4)(5)(3)	1.10%
Lord Abbett VC International(4)(5)(3)	1.35%

(1) This portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total
operating expenses would have been as follows:
VIP Equity-Income	      0.57%
VIP Growth	             0.66%
VIP Overseas	           0.89%
VIP II Asset Manager   	0.63%
VIP II Index 500	       0.28%
VIP II Contrafund  	    0.66%
VIP II Asset Manager: Growth	0.72%
VIP III Balanced	       0.58%
VIP III Growth Opportunities	0.70%
VIP III Growth & Income	0.60%

 (   2) MFS has agreed to bear expenses for this portfolio, such that the portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be 4.32% and 5.22% for the MFS VIT New Discovery.

(2) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

(   3) The expense figures shown for these portfolios are based on estimated expenses for 1999 since the portfolios were not in existence during 1998.

See "Charges In The Funds" on page 27.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine This Contract

You have a right to examine and cancel the contract.
Your cancellation request must be postmarked by the latest of the following 3 dates:
- 10 days after you receive your contract,
- 10 days after we mail you a notice of this right, or
- 45 days after you sign the contract application.

If you cancel your contract during this period, then we will return your cash value plus all of the charges we have deducted from premiums or from the investment divisions or the cash value. Expenses of the portfolios are not returned.

See "Your Right To Examine The Contract" on page
30.

Your Contract Can Lapse

Your contract remains in force if the net cash surrender value can pay the monthly charges. In addition, during the Minimum Premium Period, your contract will remain in force as long as you meet the applicable minimum premium requirements.
However, the contract can lapse after the Minimum
Premium Period no matter how much you pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Contract Can Lapse" on page 30.

Tax Effects of Variable Universal Life    3 4

We believe that a contract issued on the basis of a standard rate class should quality as a life insurance contract for federal income tax purposes. It is unclear whether a contract issued on a substandard basis would qualify as a life insurance contract, particularly if you pay the full amount of premiums permitted under the contract. If a contract does not satisfy
Section 7702 of the Internal Revenue code (defining life insurance for tax purposes), we will take appropriate and reasonable steps to try to get the contract to comply with Section 7702.

If a contract qualifies as a life insurance contract for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, you do not have to pay income tax on any increases in your cash value as long as they remain in your contract.
A contract may be treated as a "Modified Endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the contract is a Modified Endowment contract, then all pre-death distributions, including contract loans, will be treated first as distributions of taxable income and then as a return of your investment in the contract. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax.

If the contract is not a Modified Endowment contract, distributions generally will be treated first as a return of your investment in the contract and then as a distribution of taxable income. Moreover, loans will not be treated as distributions. Finally, distributions and loans from a contract that is not a Modified
Endowment contract are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 34.

Illustrations

This prospectus includes sample projections of hypothetical death benefits and cash surrender values, beginning on page 40. These are only hypothetical figures and are not indications of either past or anticipated future investment performance. These hypothetical value projections may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions.
They may help in comparing this contract to other life insurance contracts. They indicate that if the contract is surrendered in the early contract years, the net cash surrender value may be low compared to never purchasing the policy and investing the money used as premiums at 5% per year. This demonstrates that this contract should not be purchased as a short-term investment.

PART 2: DETAILED INFORMATION

ABOUT VARIABLE UNIVERSAL LIFE    3 4

INSURANCE FEATURES

This prospectus describes our Variable Universal Life
   3 4     contract. There may be contractual variances
because of requirements of the state where your contract is issued.

How the Contracts Differ From Whole Life
Insurance

Variable Universal Life    3 4     (VUL-   3 4    ) provides
insurance coverage with flexibility in death benefits
and premium payments.  It enables you to respond to
changes in your life and to take advantage of
favorable financial conditions.  VUL-   3 4     differs from
traditional whole life insurance because you may choose the amount and frequency of premium payments, within limits.

In addition, VUL-   3 4     has two types death benefit
options.  You may switch back and forth between
these options.  Variable Universal Life    3 4     also
allows you to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required.

Application for Insurance

To apply for a contract you must submit a completed application. We decide whether to issue a contract based on the information in the application and our standards for issuing insurance and classifying risks.
If we decide not to issue a contract, then we will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured person dies (outstanding indebtedness will be deducted from the proceeds). As the owner, you may choose between two death benefit options:

- Option 1 provides a benefit that equals the face
amount of the contract.  This "level" death benefit
is for owners who prefer insurance coverage that
does not vary in amount and has lower insurance
charges.  Except as described below, the option 1
death benefit is level or fixed at the face amount.
- Option 2 provides a benefit that equals the face
amount of the contract    plus     the cash value on the
day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under Option 2, the value of the death benefit fluctuates with your cash value.

Under both options, Federal tax law may require a greater benefit. This benefit is a percentage multiple of your cash value. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The death benefit will be your cash value on the day the insured person dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the contract year of the insured person's death.

The percentages are shown below:

Table of Death Benefits
Based on Cash Value


	           The Death           	 The Death
	          	Benefit Will	       	 Benefit Will
	      	    Be At Least	        	 Be At Least
	If The	    Equal To    	If The 	 Equal To
	Insured	   This Percent	Insured	 This Percent
	Person's  	of The      	Person's	of The
	Age Is	    Cash Value   	Age Is	 Cash Value
	0-40     	250%           	60    	130%
	41       	243%           	61    	128%
	42       	236%           	62    	126%
	43       	229%           	63    	124%
	44       	222%           	64    	122%

	45       	215%           	65    	120%
	46       	209%           	66    	119%
	47       	203%           	67    	118%
	48       	197%        	   68    	117%
	49       	191%           	69     	116%

	50       	185%           	70     	115%
	51       	178%           	71     	113%
	52       	171%           	72     	111%
	53       	164%           	73     	109%
	54    	   157%           	74    	 107%

	55       	150%           	75-90  	105%
	56       	146%           	91     	104%
	57       	142%           	92     	103%
	58    	   138%           	93     	102%
	59     	  134%           	94     	101%
		                     	95-99   	  100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to cash value, for your contract to qualify as life insurance.

For example, assume the insured person is 55 years old and the face amount is $100,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $100,000. However, when the cash value is greater than $66,666.67, the corridor percentage applies and the death benefit will be greater than $100,000 (since 150% of $66,666.67 equals $100,000). In this case, at age 55, we multiply the cash value by a factor of 150%. So if the cash value were $70,000, then the death benefit would be $105,000.

Under Option 2, the death benefit is the face amount plus the cash value. In this example, if a 55 year-old had a face amount of $100,000 and a cash value of $200,000, then the death benefit would be $300,000.
This figure results from either: (a) adding the face amount to the cash value or (b) multiplying the cash value by the corridor percentage. For all cash values higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the cash value above $200,000, the death benefit would increase by $1.50 (at that age).

Under either option, the length of time your contract remains in force depends on the net cash surrender value of your contract and whether you meet the Minimum Premium Period requirements. Your coverage lasts as long as your net cash surrender value can cover the monthly deductions from your cash value. In addition, during the Minimum
Premium Period, your contract remains in force if the sum of your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly minimum premiums for all of the contract months since the contract was issued.

The investment performances of the investment divisions and the interest earned in the General
Account affect your cash value. Therefore, the returns from these investment options can affect the length of time your contract remains in force.
The minimum initial face amount generally is $50,000. For issue ages 0 to 14, the minimum is $25,000. For insured persons age 20 to 44 at issue and in the preferred non-smoker rate class, the minimum face amount is $100,000.

Maturity Benefit

If the insured person is still living on the maturity date, we will pay the beneficiary the cash value minus any outstanding loans. The contract will then end. The maturity date is the contract anniversary after the insured person's 100th birthday. In certain circumstances, you may extend the maturity date. See
"Maturity Date" on page 31.

Changes In Variable Universal Life    3 4

Variable Universal Life    3 4     gives you the flexibility
to choose from a variety of strategies that enable you to increase or decrease your insurance protection.
A reduction in face amount lessens the emphasis on a contract's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the cash value and the death benefit. This is the amount of risk we take. A reduced amount at risk results in lower cost of insurance deductions from your cash value.
A partial withdrawal reduces the cash value and may reduce the death benefit, while providing you with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the cash value. Under death benefit option 1, reducing the cash value increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, it decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of your contract by
sending a written request to our    home executive
office. You can only change the face amount twice each contract year. All changes are subject to our approval and to the following conditions.

For increases:
- Increases in the face amount must be at least
$25,000.
- To increase the face amount, you must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then we charge higher cost of insurance fees for the additional amounts of insurance (we may change this procedure in the future).
- Monthly cost of insurance deductions from your cash value will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.
- The right to examine this contract does not apply to face amount increases. (It only applies when you first buy the contract.)
For decreases:
- You cannot reduce the face amount below the minimum we require to issue this contract at the time of the reduction. Monthly cost of insurance deductions from your cash value will decrease.
- The federal tax law may limit a decrease in the face amount. If that limit applies, then your new death benefit will be your cash value multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.
- If you request a face amount decrease after you have already increased the face amount at substandard (i.e., higher) risk charges, and the original face amount was at standard risk charges, then we will first decrease the face amount that is at substandard higher risk charges. We may change this procedure.
Changing Your Death Benefit Option

You may change your death benefit option by
sending a written request to our    home executive
office. We require satisfactory evidence of insurability to make this change.

If you change from option 1 to option 2, the face amount decreases by your cash value on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum we require to issue this contract at the time of the reduction.

If you change from option 2 to option 1, then the face amount increases by the amount of your cash value on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based.

When Contract Changes Go Into Effect

Any changes in the face amount or the death benefit
option will go into effect on the monthly anniversary
   of after     the date we approved your request.  After
your request is approved, you will receive a written
notice showing each change.  You should attach this
notice to your contract.  We may also ask you to
return your contract to us at our    home executive
office so that we can make a change. We will notify you if we do not approve a change you request. For example, we might not approve a change that would disqualify your contract as life insurance for income tax purposes.

Contract changes may have negative tax
consequences. See "TAX EFFECTS" on page 34.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below.

Even though your premiums are flexible, your
contract information page will show a "planned"
periodic premium.  You determine the planned
premium when you apply and can change    them it     at
any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep your contract in force.

The insurance goes into effect when we receive your initial minimum premium payment (and approve your application). We determine the initial minimum premium based on:

1) the age, sex, and premium class of the insured
person,
2) the initial face amount of the contract, and
3) any additional benefits selected.
All premium payments should be payable to
"Midland". After your first premium payment, all
additional premiums should be sent directly to our
   home executive     office.

We will send you premium reminders based on your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment.
Generally, you may pay premiums at any time.
Amounts must be at least $50, unless made through a $30 monthly automatic payment plan.

Payment of the planned premiums does not guarantee that your contract will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See
"Automatic Benefit Increase Provision" on page 15 for details on how and when the increases are applied.)

If you send us a premium payment that would cause your contract to cease to qualify as life insurance under Federal tax law, we will notify you and return that portion of the premium that would cause the disqualification.

Premium Provisions During The Minimum Premium
Period. During the Minimum Premium Period, you can keep your contract in force by meeting a minimum premium requirement. In most states, the Minimum Premium Period lasts until the later of the 5th contract anniversary or the insured's 70th birthday. A monthly minimum premium is shown on your contract information page. (This is not the same as the planned premiums.) The minimum premium requirement will be satisfied if the sum of premiums you have paid, less your loans or withdrawals, is more than the sum of the monthly minimum premiums required to that date. The minimum premium increases when the face amount increases.
During the Minimum Premium Period, your contract will lapse if:

- the net cash surrender value cannot cover the monthly deductions from your cash value; and
- the premiums you have paid, less your loans or withdrawals, are less than the total monthly minimum premiums required to that date.

This contract lapse can occur even if you pay all of the planned premiums.

Premium Provisions After The Minimum Premium
Period. After the Minimum Premium Period, your contract will lapse if the net cash surrender value cannot cover the monthly deductions from your cash value. Paying your planned premiums may not be sufficient to maintain your contract because of investment performance, charges and deductions, contract changes or other factors. Therefore, additional premiums may be necessary to keep your contract in force.

Allocation of Premiums

Each net premium will be allocated to the investment
divisions or to our General Account on the day we
receive it (except that any premium received before
we issue the contract will not be allocated or invested
until we issue the contract).  The net premium is the
premium minus    a sales charge,     a premium    tax load
and any expense charges.  Each premium is put into
your cash value according to your instructions.  Your
contract application may provide directions to
allocate net premiums to our General Account or the
investment divisions.  You may not allocate your
cash value to more than 10 investment divisions at
any one point in time.  Your allocation instructions
will apply to all of your premiums unless you write to
our    home executive     office with new instructions.
Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, you may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page
24. Any premium received before the record date will be held and earn interest in the General Account until the day after the record date. When this period ends your instructions will dictate how we allocate it.

Additional Benefits

You may include additional benefits in your contract.
Certain benefits result in an additional monthly deduction from your cash value. You may cancel these benefits at any time. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, we waive monthly charges from the cash value if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the contract anniversary following the insured person's
60th birthday, then we will waive monthly deductions for as long as the disability continues.
(2) Monthly Disability Benefit: With this benefit, we pay a set amount into your cash value each month
(the amount is on your contract information page).

The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the contract anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the cash value is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the contract anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under your contract. A separate charge will be deducted for each additional insured.

(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months.

You can choose the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit
(which is the death benefit of the contract plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders).
Currently, there is a maximum of $250,000 and a minimum of $5,000.

There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.
On the day we pay the accelerated benefit, we will reduce the following in proportion to the reduction in the eligible death benefit:
a. the death benefit of the contract and of each eligible rider
b. the face amount
c. any cash values
d. any outstanding loan

When we reduce the cash value, we allocate the reduction based on the proportion that your unloaned amounts in the General Account and your amounts in the investment divisions bear to the total unloaned portion of your cash value.

Pursuant to the Health Insurance Portability and
Accountability Act of 1996, we believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the contract. However, you should consult a qualified tax advisor about the consequences of adding this rider to a contract or requesting an advanced sum payment under this rider.

   Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this contract is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the Cash Value must be transferred to either the General Account or the Money Market Investment
Division and the death benefit option must be elected as Option 1. Once your policy is extended beyond the Maturity Date, there will be no further monthly deductions and we will only allow transfers to the General Account or the Money Market Investment
Division. Furthermore, we will not allow any of the following to occur:
-  Increase in the Specified Amount of Insurance
-  Changes in the Death Benefit Options
-  Premium Payments

The Extended Maturity Option may have tax consequences. Consult your tax advisor before taking this election.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a contract rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill.

The ABI can automatically increase your face amount every two years, based on increases in the Consumer
Price Index. The increases will occur on the 2nd contract anniversary and every two years thereafter, unless you reject an increase. The increases continue until the rider terminates. We send you a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending us a notice before it takes effect. If you reject an increase, then the ABI provision terminates. (See your ABI rider for exact details.)

We calculate each face amount increase under the
ABI provision as follows:
(a)	The eligible face amount, multiplied by
(b)	The Consumer Price Index 5 months before the
increase date, divided by
(a) The Consumer Price Index 29 months before the increase date, minus
(b) The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the non-smoker, ordinary or preferred premium class.
The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount.
The Consumer Price Index is the U.S. Consumer
Price Index for all urban consumers as published by the U.S. Department of Labor. (See your policy form for more details on this index.)

The ABI provision does not require separate monthly charges, but it does affect the amount of your monthly cost of insurance charge by increasing your face amount. (See "Deductions From Your Cash
Value" on page 25.)

ABI increases also increase the planned and minimum premiums. (See Your ABI Rider and Your
Base Contract Policy Form for exact details.)
The Automatic Benefit Increase Provision may have tax consequences. Consult your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT
CHOICES

Our Separate Account And Its Investment
Divisions

The "Separate Account" is our Separate Account A,
established under the insurance laws of the State of
South Dakota.  It is a unit investment trust registered
with the Securities and Exchange Commission (SEC)
under the Investment Company Act of 1940 but this
registration does not involve any SEC supervision
of its management or investment policies.  The
Separate Account meets the definition of a "Separate
Account" under the federal securities laws.  The
Separate Account has a number of investment
divisions, each of which invests in the shares of a
corresponding portfolio of the Funds. You may
allocate part or all of your net premiums to ten of the
twenty-   three five     investment divisions of our
Separate Account.

The Funds

Each of the    23 25     portfolios available under the
contract is a "series" of one of the following investment companies:
1. Fidelity's Variable Insurance Products Fund,
2. Fidelity's Variable Insurance Products Fund II,
3. Fidelity's Variable Insurance Products Fund III,
4. American Century Variable Portfolios, Inc.,
5. MFS(r) Variable Insurance Trusts, and
6. Lord Abbett's Series Fund, Inc.

The Funds' shares are bought and sold by our Separate Account at net asset value. More detailed information about the Funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.
Midland may from time to time receive revenue from the Funds and/or from their managers. The amounts of the revenue, if any, may be based on the amount of Midland's investments in the Funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio
Objective
VIP Money Market
Seeks as high a level of
current income as is
consistent with preservation
of capital and liquidity by
investing in U.S. dollar-
denominated money market
securities.

VIP High
Income
Seeks a high level of current
income by investing
primarily in income-
producing debt securities
while also considering
growth of capital. Policy
owners should understand
that the fund's unit price
may be volatile due to the
nature of the high yield
bond marketplace.

VIP Equity-Income
Seeks reasonable income by
investing primarily in
income-producing equity
securities. In choosing these
securities, the Manager will
consider the potential for
capital appreciation. The
Portfolio's goal is to achieve
a yield which exceeds the
composite yield on the
securities comprising the
Standard & Poor's
Composite Index of 500
Stocks.

VIP Growth
Seeks capital appreciation
by investing in common
stocks. The adviser invests
the fund's assets in
companies the adviser
believes have above-average
growth potential.

VIP Overseas
Seeks long-term growth of
capital, primarily through
investments in foreign
securities.

VIP II Asset Manager
Seeks high total return with
reduced risk over the long
term by allocating its assets
among domestic and foreign
stocks, bonds and short-term
instruments.

VIP II Investment
Grade Bond
Seeks a high a level of
current income as is
consistent with the
preservation of capital by
investing in U.S. dollar-
denominated investment-
grade bonds.

VIP II Contrafund
Seeks to achieve capital
appreciation over the long
term by investing in
common stocks and
securities of companies
whose value the manager
believes is not fully
recognized by the public.

VIP II
Asset Manager: Growth
Seeks to maximize total
return by allocating its
assets among stocks, bonds,
short-term instruments, and
other investments.

VIP II Index 500
Seeks to provide investment
results that correspond to the
total return of common
stocks publicly traded in the
United States by duplicating
the composition and total
return of the Standard &
Poor's Composite Index of
500 Stocks.

VIP III Growth &
Income
Seeks high total return,
combining current income
and capital appreciation.
Invests mainly in stocks that
pay current dividends and
show potential for capital
appreciation.

VIP III Balanced
Seeks both income and
growth of capital. When
FMR's outlook is neutral, it
will invest approximately
60% of the fund's assets in
equity securities and will
always invest at least 25%
of the fund's assets in fixed-
income senior securities.

VIP III Growth
Opportunities
Seeks capital growth by
investing primarily in
common stocks. Although
the fund invests primarily in
common stocks, it has the
ability to purchase other
securities, including bonds,
which may be lower-quality
debt securities.

American Century
VP Capital
Appreciation
Seeks capital growth by
investing primarily in
common stocks that
management considers to
have better-than-average
prospects for appreciation.

American Century
VP Value
Seeks long-term capital
growth with income as a
secondary objective. Invests
primarily in equity securities
of well-established
companies that management
believes to be under-valued.

American Century
VP Balanced
Seeks capital growth and
current income. Invests
approximately 60 percent of
its assets in common stocks
that management considers
to have better than average
potential for appreciation
and the rest in fixed income
securities.

American Century
VP International
Seeks capital growth by
investing primarily in
securities of foreign
companies that management
believes to have potential
for appreciation.

American Century
VP Income & Growth
Seeks dividend growth,
current income and capital
appreciation.  The Portfolio
will seek to achieve its
investment objective by
investing in common stocks.

MFS VIT
Emerging Growth
Seeks to provide long-term
growth of capital.  Dividend
and interest income from
portfolio securities, if any, is
incidental to the Series'
investment objective of
long-term growth capital.

MFS VIT Research
Seeks to provide long-term
growth of capital and future
income.

MFS VIT Growth
with Income
Seeks to provide reasonable
current income and long-
term growth of capital and
income.

MFS VIT New
Discovery
Seeks capital appreciation.
Lord Abbett VC
Growth and Income


   Lord Abbett VC Mid-
Cap Value



Lord Abbett VC
International
Seeks long-term growth of
capital and income without
excessive fluctuation in
market value.
Seeks capital appreciation
through investments,
primarily in equity securities
which are believed to be
undervalued in the
marketplace.
Seeks long-term capital
appreciation, by investing
primarily in equity securities
of non-U.S. issuers.

Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American
Century Investment Management, Inc. manages the
American Century VP Portfolios. MFS(r) Services
Company manages the MFS Variable Insurance
Trusts.  Lord Abbett & Co, manages the Lord Abbett
Series Fund, Inc.

The Fund portfolios available under these contracts are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the Funds' portfolios that are available under the contracts may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR CASH VALUE

The Cash Value

Your cash value is the sum of your amounts in the various investment divisions and in the General
Account (including any amount in our General
Account securing a contract loan). Your cash value reflects various charges. See "DEDUCTIONS AND
CHARGES" on page 24. Monthly deductions are made on the first day of each contract month.
Transaction and surrender charges are made on the effective date of the transaction. Charges against our Separate Account are reflected daily.
We guarantee amounts allocated to the General
Account. There is no guaranteed minimum cash value for amounts allocated to the investment divisions of our Separate Account. You bear that investment risk. An investment division's performance will cause your cash value to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment
divisions are used to purchase accumulation units.
Accumulation units of an investment division are
purchased when you allocate premiums, repay loans
or transfer amounts to that division.  Accumulation
units are redeemed when you make withdrawals    or
when you     transfer amounts from an investment
division (including transfers for loans),    when     we
make monthly deductions and charges, and    to when
we     pay the death benefit.  The number of
accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value you have in an investment division is the accumulation unit value times the number of accumulation units credited to you. The number of accumulation units credited to you will not vary because of changes in accumulation unit values.
How We Determine The Accumulation Unit Value
We determine accumulation unit values for the investment divisions at the end of each business day.
Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the Funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the Funds' expenses, and our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are contract transactions in our Separate Account associated with these contracts.
After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day.

We determine the net investment factor for each investment division every business day as follows:

- We take the value of the shares belonging to the
division in the corresponding Fund portfolio at the
close of business that day (before giving effect to
any contract transactions for that day, such as
premium payments or surrenders). We use the
share value reported to us by the Fund.
- We add any dividends or capital gains distributions
paid by the portfolio on that day.
- We divide this amount by the value of the amounts
in the investment division at the close of business
on the preceding business day (after giving effect
to any contract transactions on that day).
- We subtract a daily asset charge for each calendar
day between business days (for example, a
Monday calculation may include charges for
Saturday and Sunday). The daily charge is
 .0024547%, which is an effective annual rate of
0.90%.  We currently intend to reduce this charge
to    0.50% 0.25%     after the 10th contract year.  (This
is not guaranteed.)  (See "Mortality and Expense
Risks" on page 21.)
- We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Cash Value Transactions

The transactions described below may have different effects on your cash value, death benefit, face amount or cost of insurance changes. You should consider the net effects before making any cash value transactions. Certain transactions have fees.
Remember that upon completion of these
transactions, you may not have your cash value allocated to more than 10 investment divisions.

Transfers Of Cash Value

You may transfer amounts among the investment
divisions and between the General Account and any
investment divisions.  To make a transfer of cash
value, write to our    home executive     office.  Currently,
you may make an unlimited number of transfers of
cash value in each contract year.  But we reserve the
right to assess a $25 charge after the 12th transfer in a contract year. If we charge you for making a transfer, then we will allocate the charge as described under "Deductions and Charges - How Cash Value Charges
Are Allocated" on page 27.  Although a single
transfer request may include multiple transfers, it will
be considered a single transfer for fee purposes.
Transfer requests received before 3:00 p.m. (Central
Standard Time) will take affect on the same day if
that day is a business day. Otherwise, the transfer
request will take affect on the business day following
the day we receive your request.    Transfers are
effected at unit values determined at the close of
business on the day the transfer takes effect. The unit values are determined on the day the transfer takes
affect.      The minimum transfer amount is $200.  The
minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.

The total amount that can be transferred from the General Account to the Separate Account, in any contract year, cannot exceed the larger of:
1. 25% of the unloaned amount in the General
Account at the beginning of the contract year, or
   2. $25,000 $1,000; On a current basis we will allow
$25,000.  (This is not guaranteed.)

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months.

Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables you to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, you may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets.
The minimum monthly amount to be transferred using DCA is $200.

You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:
a. The DCA source account from which DCA transfers will be made,
b. That any money received with the form is to be placed into the DCA source account,
c. The total monthly amount to be transferred to the other investment divisions, and
d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments you intend to apply to DCA.
Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program.

Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless you specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a contract year.

If it is requested when the contract is issued, then
DCA will start at the beginning of the 2nd contract month. If it is requested after issue, then DCA will start at the beginning of the 1st contract month which occurs at least 30 days after the request is received.
DCA will last until the value in the DCA source account falls below the allowable limit or until we receive your written termination request. DCA automatically terminates on the maturity date.
   Transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of Cash Value.
We reserve the right to end the DCA program by sending you one month's notice.

   Portfolio Rebalancing

The Portfolio Rebalancing Option allows
policyowners, who are not participating in a Dollar
Cost Averaging program, to have the Company automatically reset the percentage of cash value allocated to each investment division to a pre-set level. For example, you may wish to specify that 30% of your cash value be allocated to the VIP
Growth Investment Division, 40% in the VIP High
Income Investment Division and 30% in VIP II
Overseas Investment Division. Over time, the variations in the investment division's investment results will shift the percentage allocations of your cash value. If you elect this option, then at each contract anniversary, We will transfer amounts needed to "re-balance" the cash value to the specified percentages selected by you. Rebalancing is not available to amounts in the General Account.
Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return.
Even with a Portfolio Rebalancing Option, you can only allocate your total cash value in up to at most 10 investment divisions. We reserve the right to end the Portfolio Rebalancing Option by sending you one month's notice. Contact us at our Executive Office to elect the Portfolio Rebalancing Option.

Contract Loans

If your contract has a TSA Life 403(b) Endorsement, contract loans are not available and this section is not applicable to your contract.

Whenever your contract has a net cash surrender value, you may borrow up to 92% of the cash surrender value using only your contract as security for the loan. If you request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, you will only have one outstanding loan.

We pay you interest on this loaned amount, currently
at an annual rate of    6% 3.5%.



   (We charge you
interest on the loaned amount at a higher rate, see below). After the 10th contract year, we guarantee that the annual rate of interest paid on the loaned portion of the cash value will equal 8% (which is equal to the interest rate charged on the contract loan) for the portion of the loan that is from earnings (that is, the portion that does not exceed the cash value minus total premiums paid).

A loan taken from, or secured by, a contract may have federal income tax consequences. See "TAX
EFFECTS" on page 34.

You may request a loan by contacting our    home
Executive     office. You should tell us how much of the
loan you want taken from your unloaned amount in the General Account or from the Separate Account investment divisions. If you do not tell us how to allocate your loan, the loan will be allocated according to your deduction allocation percentages as described under "How Cash Value Charges Are
Allocated" on page 27. If the loan cannot be allocated this way, then we will allocate it in proportion to the unloaned amounts of your cash value in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Contract Loan Interest.    Interest on a contract loan
accrues daily at an annual interest rate of 8%.
Currently, Interest on a contract loan accrues daily at an annual interest rate of 5.5%. We guarantee that this rate will not exceed 8%. After the 10th contract year, we guarantee that the annual rate of interest charged on the contract loan will equal 3.5% (which is equal to the interest rate paid on the loaned portion of the cash value) for the portion of the loan that is from earnings (the earnings of the policy is equal to the cash value minus total premiums paid).

Interest is due on each contract anniversary. If you do not pay the interest when it is due, then it will be added to your outstanding loan and allocated based on the deduction allocation percentages for your cash value. This means we make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If we cannot allocate the interest based on these percentages, then we will allocate it as described above for allocating your loan.

Repaying The Loan. You may repay all or part of a contract loan while your contract is in force. While you have a contract loan, we assume that any money you send us is meant to repay the loan. If you wish to have any of these payments serve as premium payments, then you must tell us in writing.
You may choose how you want us to allocate your repayments. If you do not give us instructions, we will allocate your repayments based on your premium allocation percentages.

The Effects Of A Contract Loan On Your Cash Value.

A loan against your contract will have a permanent effect on your cash value and benefits, even if the loan is repaid. When you borrow on your contract, we transfer your loan amount into our General
Account where it earns a declared rate of interest.
You cannot invest that loan amount in any Separate
Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the rates declared for the unloaned portion of the General Account.

Your Contract May Lapse. Your loan may affect the amount of time that your contract remains in force.
For example, your contract may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from your cash value. If these deductions are more than the net cash surrender value of your contract, then the contract's lapse provisions may apply. Since the contract permits loans up to 92% of the cash surrender value, loan repayments or additional premium payments may be required to keep the contract in force, especially if you borrow the maximum.
Withdrawing Money From Your  Cash Value

You may request a partial withdrawal of your net
cash surrender value by writing to our    home
executive     office.  You will not incur a deferred sales
charge or deferred issue charge. Partial withdrawals are subject to certain conditions. They must:

- be at least $200,
- total no more than 50% of the net cash surrender value in any contract year,
- allow the death benefit to remain above the minimum for which we would issue the contract at that time,
- allow the contract to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal you want taken from each investment division. If you do not tell us, then we will make the withdrawal as described in "Deductions and Charges - How Cash
Value Charges Are Allocated" on page 27.
Withdrawal Charges. When you make a partial withdrawal more than once in a contract year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from your cash value. If you do not give us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How
Cash Value Charges Are Allocated" on page 27.
In general, we do not permit you to make a withdrawal on monies for which your premium check has not cleared your bank.

The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in your cash value, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. If the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If you have death benefit option 1, then we will also reduce the face amount of your contract so that there will be no change in the net amount at risk. We will send you a new contract information page to reflect this change. Both the withdrawal and any reductions will be effective as of the date we receive your request at our home executive office.

A contract loan might be better than a partial withdrawal if you need temporary cash.

Surrendering Your Contract

You may surrender your contract for its net cash
surrender value while the insured person is living.
You do this by sending both a written request and the
contract to our    home executive     office.  The net cash
surrender value equals the cash surrender value minus
any loan outstanding (including loan interest).
During the    first 15 contract years surrender charge
period (This period of time is the earlier of 15 policy
years or attained age 95),     the cash surrender value is
the cash value minus the surrender charge.  After the
   15 years surrender charge period,     the cash surrender
value equals the cash value.  We will compute the net
cash surrender value as of the date we receive your
request and contract at our    home executive     office.
All of your insurance coverage will end on that date.

THE GENERAL ACCOUNT

You may allocate all or some of your cash value to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment
Company Act of 1940.  Accordingly, neither the
General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for your information and which relate to the General Account.

You may accumulate amounts in the General
Account by:

- allocating net premium and loan payments,
- transferring amounts from the investment divisions,
- securing any contract loans, or
- earning interest on amounts you already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions.

We pay interest on all your amounts in the General
Account. The annual interest rates will never be less than 3.5%. We may, at our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate we declared.

You may request a transfer between the General
Account and one or more of the investment divisions, within limits. See "Transfers of Cash Value".

DEDUCTIONS AND CHARGES

Deductions From Your Premiums

We deduct a    sales charge premium load, a premium
tax charge,     and in some cases a service charge from
each premium. The rest of each premium (called the net premium) is placed in your cash value.

   Sales Charge Premium Load.      We deduct a    4% sales
charge 6.5% premium load     from each premium
payment.    Currently we plan to eliminate  this charge
after 15 policy years - this is not guaranteed.      This
charge partially reimburses us    for premium taxes we
incur and     for the selling and distributing costs of this
contract. These include commissions and the costs of preparing sales literature and printing prospectuses.
(We also deduct a    deferred sales surrender     charge if
you surrender your contract for its net cash surrender
value or let your contract lapse    in the first 15 years
during the surrender charge period.     See "Surrender
Charges" on page 27.)

   Premium Tax Charge. Some states and other jurisdictions (cities, counties, municipalities) tax premium payments and some levy other charges. We deduct 2.5% of each premium for those tax charges.
These tax rates currently range from 0.75% to 4%.
We expect to pay at least 2.5% of most premiums in premium tax because of certain retaliatory provisions in the premium tax regulations. If we pay less, then we may reduce the charge for that premium.

This is a tax to Midland so you cannot deduct it on your income tax return. Since the charge is a percentage of your premium, the amount of the charge will vary with the amount of the premium.
We may increase this charge if our premium tax expenses increase. We reserve the right to vary this charge by state. If we make such a change, then we will notify you.

Service Charge.  If you have chosen the Civil Service
Allotment Mode, then we deduct $.46 from each premium payment. The $.46 covers the extra expenses we incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment
divisions reduce the amount in your cash value.
Mortality and Expense Risks.  We charge for
assuming mortality and expense risks.  We guarantee
that monthly administrative and insurance deductions
from your cash value will never be greater than the
maximum amounts shown in your contract.  The
mortality risk we assume is that insured people will
live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefits than we expected.  The expense risk we
assume is that the cost of issuing and administering contracts will be greater than we expected. We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Variable Universal
Life-3.  We currently intend to reduce this charge to
   0.50% 0.25%     after the 10th contract year (this is not
guaranteed).  The investment divisions' accumulation
unit values reflect this charge. See "Using Your Cash
Value - How We Determine The Accumulation Unit
Value" on page 20.  If the money we collect from this
charge is not needed, then we profit.  We expect to
make money from this charge.  To the extent sales
expenses are not covered by the    sales charge and the
deferred sales     premium load and surrender charge,
our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses.
Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Cash Value

At the beginning of each contract month (including the contract date), the following three deductions are taken from your cash value:

1. Expense Charge:  This charge is $7.00 per
month    (currently we plan to make this deduction
for the first 15 years only, but we reserve the
right to deduct it throughout the life of the
contract).     This charge covers the continuing costs
of maintaining your contract, such as premium billing and collections, claim processing, contract transactions, record keeping, communications with owners and other expense and overhead items.

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but your contract contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge: The cost of insurance is our current monthly cost of insurance rate times the amount at risk at the beginning of the contract month. If the current death benefit for the month is increased due to the requirements of Federal tax law, then your amount at risk for the month will also increase.

For this purpose, your cash value amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. We place the insured person that is a standard risk in the following rate classes:
preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in your contract.
The maximum charges are based on the charges specified in the Commissioner's 1980 Standard
Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages. (In Montana, there are no distinctions based on sex.)

If Variable Universal Life    3 4     is purchased in
connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964.
In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Illustrative Table of Monthly Cost of Insurance Rates
(Rounded) per $1,000 of Amount at Risk
	Male   	Guaranteed	Current
	Attained	Maximum	 (Preferred Non-Smoker)
	Age    	Rate   	  Rate
	5     	$.07    	$.05
	15     	.11    	   .11 .10
	25     	.13     	.09
	35     	.14     	.10
	45     	.29       .23 .19
	55     	.69   	   .39 .35
	65    	1.87   	   1.01 .81

For a male preferred non-smoker, age 35, with a
$100,000 face amount option 1 contract and an initial
premium of $1,000, the cost of insurance for the first
month will be $9.91.  This example assumes the
   expense charge ($7.00 per month) and     current cost of
insurance rate ($.10 per $1,000).

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits.
The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.
The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates.
To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time contracts will remain in effect, expenses and taxes.
Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase
(ABI) provision. However, as the automatic increases are applied (see page 15 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, we charge fees for certain contract transactions:
- Partial Withdrawal of Net Cash Surrender Value.
You may make one partial withdrawal during each Contract Year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time
You make a partial withdrawal if more than one withdrawal is made during a year.
- Transfers. Currently, we do not charge when You make transfers of Cash Value among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a Contract Year.

How Cash Value Charges Are Allocated

Generally, deductions from your cash value for
monthly or partial withdrawal charges are made from
the investment divisions and the unloaned portion of
the General Account.  They are made in accordance
with your specified deduction allocation percentages
unless you instruct us otherwise.  Your deduction
allocation percentages may be any whole numbers
(from 0 to 100) which add up to 100.  You may
change your deduction allocation percentages by
writing to our    home executive     office.  Changes will
be effective as of the date we receive them.
If we cannot make a deduction in accordance with these percentages, we will make it based on the proportion of (a) to (b) where (a) is your unloaned amounts in the General Account and your amounts in the investment divisions and (b) is the total unloaned amount of your cash value.

Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charges

We incur various sales and promotional expenses in
selling Variable Universal Life    3 4    .  These include
commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur expenses for underwriting, printing contract forms and prospectuses, and entering information in our records.

The surrender charge is the difference between the
amount in your cash value and your contract's cash
surrender value for the    first 15 contract years
surrender charge period (this period of time is the
earlier of 15 policy years or attained age 95).      It is a
contingent,    deferred issue     charge    and sales load
designed to partially recover our expenses in
distributing and issuing contracts which are
terminated by surrender in their early years (the    sales
charge premium load     is also designed to partially
reimburse us for these expenses).   It is a contingent
load because you pay it only if you surrender your
contract (or let it lapse) during the    surrender charge
period first 15 contract years. It is a deferred load because we do not deduct it from your premiums.
The amount of the    load charge     in a contract year is
not necessarily related to our actual sales expenses in
that year.  We anticipate that the    sales charge
premium load     and surrender charge will not fully
cover our sales expenses. If sales expenses are not
covered by the    sales premium load     and surrender
charges, we will cover them with other funds. The net cash surrender value, the amount we pay you if you surrender your contract for cash, equals the cash surrender value minus any outstanding loan and loan interest.

   The surrender charge includes deferred sales charges and deferred issue charges. The deferred sales charge is the sum of two pieces:

1. 26% of any premium payment in the first 2 contract years up to one guideline annual premium.
2. 5% of all other premium payments.
The sum of the above pieces is also limited by the Guideline Annual Premium, times 5%, times the lesser of 20 years or the expected future lifetime at issue as determined by the 1980 CSO Mortality
Table. Your contract information page specifies the guideline annual premium. It varies for each contract.

During the first 10 contract years, the maximum deferred sales charge may be imposed. Beginning in the 11th year the maximum deferred sales charge will be multiplied by a percentage:

	Contract Year	Percentage Multiple
	11           	83.33%
	12           	66.67%
	13           	50.00%
	14           	33.33%
	15           	16.67%
	16 and up     	0.00%

If there is an increase in face amount, there will also be an increase in the Guideline Annual Premium. All additions to the deferred sales charge, due to this increase, will be 5% of premiums. The maximum limit will also increase by the additional Guideline
Annual Premium, times 5%, times the lesser of 20 years or expected future lifetime (determined at the time of the increase using the 1980 CSO Mortality
Table). The total in the deferred sales charge prior to the increase in face amount will not be affected.
If there is a decrease in the face amount, there will also be a decrease in Guideline Annual Premium.
Future additions to the Deferred Sales Charge will follow the same rules as at issue with the new
Guideline Annual Premium.  Prior totals in the
Deferred Sales Charge will not be affected.
You will not incur any Deferred Sales Charge, regardless of the amount and timing of premiums, if You keep this contract in force for fifteen years.
The following table shows the deferred issue charge per $1,000 of the face amount. After the 15th contract year, there is no deferred issue charge.



Table of Deferred Issue Charges
Per Thousand of Face Amount
	Contract
	Year   	Charge
	1-10   	$3.00
	11     	$2.50
	12     	$2.00
	13     	$1.50
	14     	$1.00
	15	     $0.50
	16+	    $0.00

If there has been a change in face amount during the life of the contract, then the deferred issue charge is applied against the highest face amount in force during the life of the contract.

Accordingly, the maximum surrender charge is 26% of premium paid, plus $3.00 per thousand of Face
Amount. However, as explained above, in most cases, the surrender charge will be less than the maximum.
The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the surrender charge period (this period of time is the earlier of 15 policy years or attained age 95) and is $0.00 after the surrender charge period expires.

The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your contract will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the surrender charge period. The table below is only provided to give you an idea of the level of first year surrender charges for a few sample issue ages, sexes and classes.

Table of First Year Surrender Charges
Per $1,000 of Face Amount

		      	Surrender Charge
		      	Per $1,000 of
Issue Age	Sex	      Class	Face Amount
  15   	Male	  Preferred Non-Smoker	$14.00
  15   	Female	Preferred Non-Smoker	$13.00

  35	   Male  	Non-Smoker	$19.00
  35   	Male  	Smoker	$22.50

  55   	Female	Non-Smoker	$31.00
  55   	Female	Smoker	$36.00

  65   	Male  	Smoker	$52.50
  65   	Female	Smoker	$50.00

If there has been a change in face amount during the life of the contract, then the surrender charge is applied against the highest face amount in force during the time from the issue date until the time of surrender. Your contract will specify your actual surrender charge rates per $1,000 of face amount.

Charges In The Funds

The Funds charge for managing investments and
providing services.  Each portfolio's charges vary.
The VIP, the VIP II, and the VIP III Portfolios have
an annual management fee.  That fee is the sum of an
individual fund fee rate and a group fee rate based on
the monthly average net assets of Fidelity
Management & Research Company's mutual funds.
In addition, each of these portfolios' total operating
expenses includes fees for management and
shareholder services and other expenses (custodial,
legal, accounting, and other miscellaneous fees). See
the VIP, VIP II and VIP III prospectuses for
additional information on how these charges are
determined and on the minimum and maximum
charges allowed.     All expenses for the year ending
December 31, 1998, are shown in the table below.
The American Century Variable Portfolios have
annual management fees that are based on the
monthly average of the net assets in each of the
portfolios.  See the American Century Variable
Portfolios prospectus for details.     The expenses for
the year ending December 31, 1998, (except as
otherwise noted) are shown in the table below.
The MFS Portfolios have annual management fees
that are based on the monthly average of the net
assets in each of the portfolios. See the MFS
Portfolios prospectus for details.    The expenses for the
year ending December 31, 1998, are shown in the table below.

The Lord Abbett Portfolio   s has have an     annual
management fee   s that is are     based on the monthly
average of the net assets in the portfolio. See the Lord
Abbett Portfolio prospectus for details.
The expenses    for all of the portfolios     for the year
ending December 31, 1998    (except as otherwise
noted),     are shown in the table below.

	                    Management   Other 	Total
                     Portfolio 	  Fee 	  Expenses
                    	Expenses
VIP Money Market  	  .20%	        .10%	.30%
VIP High Income   	  .58%	        .12%	.70%
VIP Equity-Income(1)	.49%	        .09% 	.58%
VIP Growth(1)     	  .59%	        .09%	.68%
VIP Overseas(1)	     .74%	        .17%	.91%
VIP II Asset Manager(1)	.54%	     .10%	.64%
VIP II Investment
    Grade Bond      	.43%	        .14%	.57%
VIP II Contrafund(1)	.59%	        .11%	.70%
VIP II Asset
   Manager: Growth(1)	.59%	       .14%	.73%
VIP II Index 500(1)	  .24%	       .11%	.35%
VIP III Growth &
   Income(1)         	.49%	       .12%	.61%
VIP III Balanced(1)  	.44%	       .15%	.59%
VIP III Growth
   Opportunities(1)  	.59%	       .12%	.71%
American Century VP
   Capital Appreciation	1.00%	    .00%	1.00%
American Century VP
   Value               	1.00%	    .00%	1.00%
American Century VP
   Balanced            	1.00%	    .00%	1.00%
American Century VP
   International   	    1.47%	    .00%	1.47%
American Century VP
   Income & Growth      	.70%	    .00%	.70
MFS VIT Emerging
   Growth(3)            	.75%	    .10%	.85%
MFS VIT Research(3)     	.75%	    .11%	.86%
MFS VIT Growth(3)
   With Income          	.75%	    .13%	.88%
MFS VIT New
   Discovery(2) (3)     	.90%	    .27%	1.17%
Lord Abbett VC
   Growth and Income	    .50%	    .01%	.51%
   Lord Abbett VC Mid-
   Cap Value(4) (5)     	.75%	    .35%	1.10%
Lord Abbett VC
   International(4) (5)	1.00%	    .35%	1.35%

(1) The portfolio used a portion of its paid brokerage commissions to reduce its expenses. Certain portfolios used credits gained as a result of uninvested cash balances to reduce custodian and transfer agent expenses. Including these reductions, total operating expenses would have been as follows:

VIP Equity-Income	      0.57%
VIP Growth             	0.66%
VIP Overseas           	0.89%
VIP II Asset Manager	   0.63%
VIP II Index 500       	0.28%
VIP II Contrafund	      0.66%
VIP II Asset Manager: Growth	0.72%
VIP III Balanced   	    0.58%
VIP III Growth Opportunities	0.70%
VIP III Growth & Income	0.60%

 (2) MFS has agreed to bear expenses for this portfolio (subject to reimbursement by these portfolios) such that the portfolio's other expenses shall not exceed 0.25%. Without this limitation, the other expenses and total expenses would be:

     	                       Other	   Total
                            	Expenses	Expenses
      MFS VIT New Discovery 	4.32%	   5.22%

 (3) Each of the MFS Series has an expense offset arrangement, which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. The expenses shown above do not take into account these expense reductions, and are therefore higher than the actual expenses of the series.

   (4) Additional expense figures shown for these portfolios are based on estimated expenses for 1999 since the portfolios were not in existence during 1998.

(5) Lord, Abbett & Co. has entered into an expense reimbursement agreement with Lord Abbett VC Mid-Cap Value and Lord Abbett
VC International under which Lord, Abbett & Co. will reimburse each portfolio if and to the extent such portfolios' Other Expenses (excluding management fees) exceed or would otherwise exceed
 .35%.

ADDITIONAL INFORMATION ABOUT THE
CONTRACTS

Your Right To Examine The Contract

You have a right to examine the contract.  If for any
reason you are not satisfied with it, then you may
cancel the contract.  You cancel the contract by
sending it to our    home executive     office along with a
written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:

- 10 days after you receive your contract,
- 10 days after we mail you a written notice telling you about your rights to cancel (Notice of Withdrawal Right), or
- 45 days after you sign Part 1 of the contract application.

If you cancel your contract, then we will return all of the charges deducted from your paid premiums and cash value, plus the cash value.

Insurance coverage ends when you send your request.

Your Contract Can Lapse

Your Variable Universal Life    3 4     insurance coverage
continues as long as the net cash surrender value of your contract is enough to pay the monthly deductions that are taken out of your cash value.
During the Minimum Premium Period, coverage continues if your paid premiums exceed the schedule of required minimum premiums. If neither of these conditions is true at the beginning of any contract month, we will send written notification to you and any assignees on our records that a 61-day grace period has begun. This will tell you the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If we receive payment of this amount before the end of the grace period, then we will use that amount to pay the overdue deductions. We will put any remaining balance in your cash value and allocate it in the same manner as your previous premium payments.

If we do not receive payment within 61 days, then your contract will lapse without value. We will withdraw any amount left in your cash value. We will apply this amount to the deductions owed to us, including any applicable surrender charge. We will inform you and any assignee that your contract has ended without value.

If the insured person dies during the grace period, we will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Contract

You may reinstate the contract within five years after it lapses if you did not surrender the contract for its net cash surrender value. To reinstate the contract, you must:
- complete an application for reinstatement,
- provide evidence that the insured person is still insurable,
- pay enough premium to cover all overdue monthly deductions, including the premium tax on those deductions,
- increase the cash value so that the cash value minus any contract debt equals the surrender charges,
- cover the next two months' deductions, and
- pay or restore any contract debt.

The contract date of the reinstated contract will be the beginning of the contract month that coincides with or follows the date that we approve your reinstatement application. Previous loans will not be reinstated.

Contract Periods And Anniversaries

We measure contract years, contract months, and
contract anniversaries from the contract date shown
on your contract information page.  Each contract
month begins on the same day in each calendar
month.   The calendar days of 29, 30, and 31 are not
used. Our right to challenge a contract and the suicide exclusion are measured from the contract date. See "Limits On Our Right To Challenge The
Contract" on page 32.

Maturity Date

The maturity date is the first contract anniversary after the insured person's 100th birthday. The contract ends on that date if the insured person is still alive and the maturity benefit is paid.

If the insured person survives to the maturity date and you would like to continue the contract, we will extend the maturity date as long as this contract still qualifies as life insurance according to the Internal
Revenue Service and your state.

   In order to extend the maturity date, all of the following conditions must be satisfied:
(a) The policy can not be in the grace period;
(b) All of the cash value must be transferred to either the General Account or the Money Market
Investment Division;
(c) The death benefit option must be elected as Option 1
(See the Extended Maturity Option section on page
15 for further details about this option).

If the maturity date is extended, the contract may not
qualify as life insurance and there may be tax
consequences.  A tax advisor should be consulted
before you elect to extend the maturity date.     In order
to continue the contract beyond the original maturity date, we require that the death benefit not exceed the cash value on the original maturity date.

We Own The Assets Of Our Separate Account

We own the assets of our Separate Account and use them to support your contract and other variable life contracts. We may permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account.
These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business we conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how we operate our Separate Account. We have the right to:
- add investment divisions to, or remove investment divisions from, our Separate Account;
- combine two or more divisions within our Separate
Account;
- withdraw assets relating to Variable Universal Life
3 4 from one investment division and put them into another;
- eliminate the shares of a portfolio and substitute shares of another portfolio of the Funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in our judgment, further investment in the portfolio is inappropriate in view of the purposes of Separate Account A;
- register or end the registration of our Separate
Account under the Investment Company Act of
1940;
- operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);
- disregard instructions from contract owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory contract. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and
- operate our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows us to make direct investments. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Contract

We can challenge the validity of your insurance contract (based on material misstatements in the application) if it appears that the insured person is not actually covered by the contract under our rules.
There are limits on how and when we can challenge the contract:

- We cannot challenge the contract after it has been in effect, during the insured person's lifetime, for two years from the date the contract was issued or reinstated. (Some states may require us to measure this in some other way.)
- We cannot challenge any contract change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured person's lifetime.
- We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.
If the insured person dies during the time that we may challenge the validity of the contract, then we may delay payment until we decide whether to challenge the contract.

If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex.
If the insured person commits suicide within two years after the date on which the contract was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding contract loan and loan interest minus any partial withdrawals of net cash surrender value.
If the insured person commits suicide within two years after the effective date of your requested face amount increase, then we will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase
(Some states require us to measure this time by some other date).

Your Payment Options

You may choose for contract benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If you do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, then the beneficiary cannot change your choice.
Payment options will also be subject to our rules at the time of selection. Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $1,000 and periodic payments are at least
$20.

You have the following payment options:

1.	Deposit Option: The money will stay on deposit
with us for a period that we agree upon. You will receive interest on the money at a declared interest rate.

2.	 Installment Options: There are two ways that
we pay installments:
a.	Fixed Period: We will pay the amount applied
in equal installments plus applicable interest,
for a specified time, up to 30 years.
b.	Fixed Amount: We will pay the sum in
installments in an amount that we agree upon.
We will continue to pay the installments until we pay the original amount, together with any interest you have earned.

3.	Monthly Life Income Option: We will pay the
money as monthly income for life.  You may
choose from 1 of 4 ways to receive the income.
We will guarantee payments for:
(1)	at least 5 years (called "5 Years Certain");
(2)	at least 10 years (called "10 Years
Certain");
(3)	at least 20 years (called "20 Years
Certain"); or
(4)	payment for life. With a life only payment
option, payments will only be made as
long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4.	Other: You may ask us to apply the money under
any option that we make available at the time the benefit is paid.

We guarantee interest under the deposit and installation options at 2.75% a year, but we may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. These include:

- rules on the minimum amount we will pay under an option,
- minimum amounts for installment payments,
- withdrawal or commutation rights (your rights to receive payments over time, for which we may offer you a lump sum payment),
- the naming of people who are entitled to receive payment and their successors, and
- the ways of proving age and survival.

You will choose a payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary.
(See "Your Beneficiary" below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name your beneficiary in your contract
application.  The beneficiary is entitled to the
insurance benefits of the contract.  You may change
the beneficiary during the insured person's lifetime
by writing to our    home executive     office.  If no
beneficiary is living when the insured person dies,
   then we will pay the death benefit, in equal shares, to
the insured person's surviving children.  If there are
no surviving children, then     we will pay the death
benefit to the insured person's estate.

Assigning Your Contract

You may assign your rights in this contract.  You
must send a copy of the assignment to our    home
executive     office. We are not responsible for the
validity of the assignment or for any payment we make or any action we take before we receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Contract

We will generally pay any death benefits, net cash
surrender value, or loan proceeds within seven days
after receiving the required form(s) at our    home
executive     office.  Death benefits are determined as of
the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment.
We may delay payment for one or more of the following reasons:

(1) We contest the contract.
(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.
(3) The SEC, by order, permits us to delay payment to protect our contract owners.
We may also delay any payment until your premium checks have cleared your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after we receive your request.

TAX EFFECTS

Contract Proceeds

The Internal Revenue Code of 1986 ("Code"),
Section 7702, defines life insurance for tax purposes.
The Code places limits on certain contract charges used in determining the maximum amount of premiums that may be paid under Section 7702.
There is limited guidance as to how to apply Section
7702.

Midland believes that a standard rate class contract should meet the Section 7702 definition of a life insurance contract (although there is some uncertainty). For a contract issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the Section 7702 definition of a life insurance contract. It is not clear whether such a contract would satisfy Section 7702, particularly if the contract owner pays the full amount of premiums permitted under the contract.

If it is subsequently determined that only a lower amount of premiums may be paid for a contract to satisfy Section 7702, then Midland may take appropriate and reasonable steps to cause the contract to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a contract's face amount changes, then the applicable premium limitation may also change.
During the first 15 contract years, there are certain events that may create taxable ordinary income for you if at the time of the event there has been a gain in the contract. These events include:
- A decrease in the face amount;
- A partial withdrawal;
- A change from death benefit option 2 to option 1;
or,
- Any change that otherwise reduces benefits under the contract and that results in a cash distribution in order for the contract to continue to comply with
Section 7702 relating to premium and cash value limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the contract.

Code Section 7702A affects the taxation of
distributions (other than death benefits) from certain
Variable Life insurance contracts as follows:
1.	If premiums are paid more rapidly than the rate
defined by a 7-Pay Test, then the contract will be
treated as a "Modified Endowment contract."
2.	Any contract received in exchange for a contract
classified as a Modified Endowment contract will
be treated as a Modified Endowment contract
regardless of whether the contract received in the
exchange meets the 7-Pay Test.
3.	Loans (including unpaid loan interest), surrenders
and withdrawals from a Modified Endowment
contract will be considered distributions.
4.	Distributions (including loans) from a Modified
Endowment contract will be taxed first as a
taxable distribution of gain from the contract (to
the extent that gain exists), and then as non-
taxable recovery of basis.
5.	The Code imposes an extra "penalty" tax of 10%
on any distribution from a Modified Endowment
Contract includable in income, unless such distributions are made (a) after you attain age 59
1/2, (b) on account of you becoming disabled, or
(c) as substantially equal annuity payments over your life or life expectancy.

A contract that is not a Modified Endowment contract may be classified as a Modified Endowment contract if it is "materially changed" and fails to meet the 7-
Pay Test. Any distributions from such a contract will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2.
Before making any contractual changes, a competent tax advisor should be consulted.

Any life insurance contracts which are treated as Modified Endowment contracts and are issued by Midland or any of its affiliates:

- with the same person designated as the owner;
- on or after June 21, 1988; and
- within any single calendar year
will be aggregated and treated as one contract for purposes of determining any tax on distributions.
Even if a contract is not a Modified Endowment

contract, loans at very low or no net cost may be treated as distributions for federal income tax purposes.

For contracts not classified as Modified Endowment contracts, distributions generally will be treated first as a return of your investment in the contract, and then taxed as ordinary income to the extent that they exceed your investment in the contract (which generally is the total premiums paid plus any contract debt).

The Code (Section 817(h)) also authorizes the
Secretary of the Treasury to set standards, by
regulation or otherwise, for the investments of
Variable Life insurance Separate Accounts to be
"adequately diversified" in order for the contracts to
be treated as life insurance contracts for federal tax
purposes. We believe Separate Account A, through
its investments in the Funds, will be adequately
diversified, although we do not control the Funds.
Owners of Variable Life insurance contracts may be
considered, for Federal income tax purposes, the
owners of the assets of the Separate Account used to
support their contracts.  In those circumstances,
income and gains from the Separate Account assets
are included in the Variable contract owner's gross
income.  The IRS has stated in published rulings that
a Variable contract owner will be considered the
owner of Separate Account assets if the contract
owner possesses incidents of ownership in those
assets, such as the ability to exercise investment
control over the assets. The Treasury Department also
announced, in connection with the issuance of
regulations concerning diversification, that those
regulations "do not provide guidance concerning the
circumstances in which investor control of the
investments of a segregated asset account may cause
the investor (i.e., the policy owner), rather than the
insurance company, to be treated as the owner of the
assets in the account."  This announcement also
stated that regulations or rulings would issue
guidance on the "extent to which policyholders may
direct their investments to particular sub-accounts
without being treated as owners of the underlying
assets."    As of the date of this prospectus, no such
guidance has been issued.

The ownership rights under Variable Universal Life 3 are similar to, but different from those described by the IRS in rulings in which it was determined that contract owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and contract values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the contract as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate
Account A or to otherwise qualify Variable Universal
Life 3 for favorable tax treatment.

Assuming a contract is a life insurance contract for federal income tax purposes, the contract should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and you should not be deemed to be in constructive receipt of the cash values under a contract until actual distribution.

Surrenders, withdrawals, and contract changes may have tax consequences. These include a change of owners, an assignment of the contract, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the contract debt is more than the total premiums paid that are not treated as previously withdrawn by you, then the excess generally will be treated as ordinary income.
Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary.

Interest on policy loans is generally not tax deductible.

A contract may be used in various arrangements, including:
- nonqualified deferred compensation or salary continuance plans,
- split dollar insurance plans,
- executive bonus plans, or
- retiree medical benefit plans,
- and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in which the value depends in part on its tax consequences, then you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax advisor.

Although the likelihood of legislative changes is
uncertain, there is always the possibility that the tax
treatment of the policy could change by legislation or
other means.     For instance, the President's 1999
Budget Proposal has recommended legislation that
would negatively modify the federal taxation of the
contracts described in this prospectus.     It is possible
that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the
Separate Account for any federal, state, or local taxes
   (other than premium taxes)     that it incurs which may
be attributable to such account or to the contracts.
Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws.

If such a charge is made, it would be set aside as a provision for taxes which we would keep in the effected division rather than in our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If you are concerned about these tax implications, you should consult a competent tax advisor. This discussion is based on our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and we do not make any guarantee as to the tax status of the contract. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations.
Moreover, no attempt has been made to consider any applicable state or other tax laws.

PART 3: ADDITIONAL INFORMATION
MIDLAND NATIONAL LIFE INSURANCE
COMPANY

We are Midland National Life Insurance Company, a
stock life insurance company. Midland was
organized, in 1906, in South Dakota, as a mutual life
insurance company at that time named "The Dakota
Mutual Life Insurance Company". We were
reincorporated as a stock life insurance company in
1909. Our name "Midland" was adopted in 1925.     We
were redomisticated to Iowa in 1999.      We are
licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 36.
Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of our Separate Account divisions in shares of the Funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, we may vote:

- to elect the Funds' Board of Directors,
- to ratify the selection of independent auditors for the Funds, and
- on any other matters described in the Funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, we give you the opportunity to tell us how to vote the number of shares that are allocated to your contract. We will vote at shareholder meetings according to your instructions.

The Funds will determine how often shareholder meetings are held. As we receive notice of these meetings, we will ask for your voting instructions.
The Funds are not required to hold a meeting in any given year.

If we do not receive instructions in time from all contract owners, then we will vote those shares in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Fund shares that we alone are entitled to vote in the same proportions that contract owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Fund in our own right or to restrict contract owner voting, then we may do so.

You may participate in voting only on matters concerning the Fund portfolios in which your cash value has been invested. We determine your voting shares in each division by dividing the amount of your cash value allocated to that division by the net asset value of one share of the corresponding Fund portfolio. This is determined as of the record date set by the Funds' Board for the shareholders meeting.
We count fractional shares.

If you have a voting interest, we will send you proxy material and a form for giving us voting instructions.
In certain cases, we may disregard instructions relating to changes in the Funds' advisor or the investment policies of its portfolios. We will advise you if we do.

Other insurance companies own shares in the Funds to support their Variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the Funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If we disagree with any Fund action, then we will see that appropriate action is taken to protect our contract owners.

OUR REPORTS TO CONTRACT OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth contract months, we will send you reports that show:

- the current death benefit for your contract,
- your cash value,
- information about investment divisions,
- the cash surrender value of your contract,
- the amount of your outstanding contract loans,
- the amount of any interest that you owe on the loan, and
- information about the current loan interest rate.

The annual report will show any transactions involving your cash value that occurred during the year. Transactions include your premium allocations, our deductions, and your transfers or withdrawals.
We will send you semi-annual reports with financial information on the Funds, including a list of the investments held by each portfolio.

Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance contract is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other contract transactions.

DIVIDENDS

We do not pay any dividends on the contract described in this prospectus.

MIDLAND'S SALES AND OTHER
AGREEMENTS

The contract will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Walnut Street Securities (WSS) or broker-dealers who have entered into written sales agreements with WSS. WSS, the principal underwriter of the contracts, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities
Dealers, Inc.  The address for Walnut Street
Securities is 670 Mason Ridge Center Drive, Suite
301, St. Louis, Missouri 63141.
During the first contract year, we will pay agents a commission of up to 70% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 5% of premiums paid. After the 15th contract year, we pay no commission.
Certain persistency and production bonuses may be paid.

We may sell our contracts through broker-dealers registered with the Securities and Exchange
Commission under the Securities Exchange Act of
1934 that enter into selling agreements with us. The commission for broker-dealers will be no more than that described above.

REGULATION

We are regulated and supervised by the    South Dakota
Iowa     Insurance Department.  We are subject to the
insurance laws and regulations in every jurisdiction where we sell contracts. This contract has been filed with and approved by insurance officials in those states. The provisions of this contract may vary somewhat from jurisdiction to jurisdiction.
We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell contracts. The officials are responsible for reviewing our reports to be sure that we are financially sound and are complying with the applicable laws and regulations.
We are also subject to various federal securities laws and regulations.

   YEAR 2000

The Year 2000 issue (Y2K) relates to the ability of computer systems to properly recognize a four-digit year code. Many computer systems only allowed for a two-digit year code and thus years such as 1998 were simply recognized as 98. Using a two-digit year code for the years 2000 and beyond could result in errors and miscalculations.

Midland National Life relies extensively on computer systems in its daily operations. Several years ago, we began implementing a Plan to modify all of our computer systems to properly recognize the year
2000. Our Y2K Plan focused on assuring compliance in the following areas: Information Technology
("IT") and non-information ("non-IT") hardware, operating systems, software applications and custom applications. We are in the process of the remediation and testing of other systems, including telephone, heating and cooling, mechanical and other equipment having embedded, date sensitive technology for Year
2000 compliance, In addition, we are reviewing the Year 2000 compliance status of our mission critical customers, vendors and service providers.

We have upgraded our mainframe computer
hardware, systems software and applications software to address Y2K issues and we expect to complete compliance testing by June 30, 1999. Most of our systems run on the IBM mainframe computer platform, where future dated systems testing has been performed through December 31, 2000. We are in the process of updating and testing hardware and software running on personal computer (PC) platforms and expect to have any Y2K issues resolved by June 30, 1999.

Y2K issues have been handled primarily by our internal staff. We spent approximately $800,000 on the Year 2000 project through the end of 1998 and estimate additional expenditures of $250,000 for the balance of the project. Due to our early start in addressing Y2K issues, the number of other IT projects delayed due to Y2K has been very limited.
We are currently in the process of developing a Y2K
Contingency Plan and will involve representatives from our IT and non-IT business units in the planning process. The Y2K Contingency Plan may include potential Y2K issues generated within our own
Company and potential Y2K issues generated by third parties that have a mission critical business relationship with us.

While we cannot guarantee that our computer systems nor those of the parties with which we conduct business will properly function once the year
2000 is reached, Midland National Life is committed to maintaining reliable computer systems which properly recognize the year 2000.

DISCOUNT FOR MIDLAND EMPLOYEES

Midland employees may receive a discount of up to
25% of first year premiums.     Additional Premium
Payments contributed solely by Midland National
Life will be paid into the employee's policy during
the first year.  Midland will pay off the discount as
the emplyee pays the qualifying premium.      All other
contract provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP,
Washington, DC, has provided advice regarding certain matters relating to federal securities laws.
We are not involved in any material legal proceedings.

FINANCIAL    AND ACTUARIAL MATTERS

The financial statements of Midland National Life
Separate Account A and Midland National Life
Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement.
The address for PricewaterhouseCoopers LLP is IBM
Park Building, Suite 1300, 650 Third Avenue South,
Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

   Actuarial matters in this prospectus have been examined by Russell A. Evenson, F.S.A., M.A.A.A., who is Senior Vice President and Chief Actuary of
Midland. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the Securities and Exchange Commission.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance contract described in this prospectus with the Securities and Exchange Commission. The
Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, then you may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.

Management of Midland

Here is a list of our directors and officers.
Directors
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years

Michael M. Masterson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001

Chairman of the Board,
President and Chief
Executive Officer
Chairman of the Board (March 1999 to present), Chief
Executive Officer and President (March 1997 to present) President and Chief Operating Officer (March
1996 to February 1997), Executive Vice President-
Marketing (March 1995 to February 1996), Midland
National Life Insurance Company; Vice President -
Individual Sales (prior thereto), Northwestern National
Life

John J. Craig, II
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Executive Vice President
Executive Vice President (January 1998 to present),
Midland National Life Insurance Company; Senior
Vice President and Chief Financial Officer (October
1993 to 1998), Midland National Life Insurance
Company; Treasurer (January 1996 to present), Briggs
ITD Corp.; Treasurer (March 1996 to present),
Sammons Financial Holdings, Inc.; Treasurer
(November 1993 to present), CH Holdings; Treasurer
(November 1993 to present), Consolidated Investment
Services, Inc.; Treasurer (November 1993 to present),
Richmond Holding Company, L.L.C.; Partner (prior thereto), Ernst and Young

   Russell A. Evenson
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Chief Actuary
Senior Vice President and Chief Actuary (March 1996 to present), Senior Vice President and Actuary (prior thereto), Midland National Life Insurance Company

Steven C. Palmitier
Midland National Life
One Midland Plaza
Sioux Falls, SD 57193-0001
Senior Vice President and
Chief Marketing Officer
Senior Vice President and Chief Marketing Officer
(March 1997 to present), Senior Vice President-Sales
(August 1996 to February 1997), Midland National Life
Insurance Company; Senior Vice President-Sales (prior thereto), Penn Mutual Life Insurance

   Stephen P. Horvat, Jr.
Midland National Life
Insurance Company


Robert W. Korba
Sammons Enterprises, Inc.
300 Crescent CT
Dallas, TX 75201
Senior Vice President





Board of Directors
Member, Vice President
Senior Vice President (January 1997 to present),
Midland National Life Insurance Company;
Shareholder (June 1996 to December 1997), Sorling
Law Firm; Senior Vice President, General Counsel &
Secretary (pior thereto), Franklin Life Insurance
Company
President and Director (since 1988), Sammons
Enterprises, Inc.; Vice President (August 1998 to present), Midland National Life Insurance Company


Executive Officers (other than Directors)
Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001
Name and
Business Address

Principal Occupation

Principal Occupation During Past Five Years
E John Fromelt
Midland National Life

Senior Vice President,
Chief Investment Officer
Senior Vice President, Chief Investment Officer (since
1990), Midland National Life Insurance Company;
President (since August 1995), Midland Advisors
Company; Chief Investment Officer (1996 to present),
North American Company for Life and Health
   Thomas M. Meyer
Midland National Life

Senior Vice President and
Chief Financial Officer
Senior Vice President and Chief Financial Officer
(January 2000 to Present), Vice President and Chief
Financial Officer (January 1998 to December 1999),
Second Vice President and Controller (1995 to 1998),
Midland National Life Insurance Company

Gary J. Gaspar
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Senior Vice President &
Chief Information Officer
Senior Vice President & Chief Information Officer
(August 1998 to present), Midland National Life
Insurance Company; Senior Vice President Information
Systems Officer (1985 to present); North American
Company for Life & Health Insurance

Jack L. Briggs
Midland National Life
Vice President, Secretary,
and General Counsel
Vice President, Secretary and General Counsel (since
1978), Midland National Life Insurance Company
Gary W. Helder
Midland National Life

Vice President- Policy
Administration
Vice President-Policy Administration (since 1991),
Midland National Life Insurance Company
Robert W. Buchanan
Midland National Life



   Timothy A. Reuer
Midland National Life
Vice President- Marketing
Services


Vice President Product
Development
Vice President-Marketing Services (March 1996 to present), Second Vice President-Sales Development
(prior thereto), Midland National Life Insurance
Company

Vice President - Product Development (January 2000
To Present); Actuary - Product Development (March
1996 to December 1999); Associate Actuary (March
1992 to February 1996) Midland National Life
Insurance Company
   Thomas M. Meyer
Midland National Life

Vice President and Chief
Financial Officer
Vice President and Chief Financial Officer (January
1998 to present), Second Vice President and Controller
(1995 to 1998), Midland National Life Insurance
Company

Julia B. Roper
North American
Company for Life &
Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929
Vice President & Chief
Compliance Officer
Vice President & Chief Compliance Officer (August
1998 to present), Midland National Life Insurance
Company; Vice President & Chief Compliance Officer
(September 1997 to present), North American Company for Life & Health Insurance; Assistant Vice President
(prior thereto), CNA Insurance Companies

   Joseph B. Moran
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway
Mortgage Division
Vice President - Parkway Mortgage Division (January
1999 to present), Midland National Life Insurance
Company; President (prior thereto), Parkway Mortgage,
Inc.

James T. Fehon
Parkway Mortgage
1700 Galloping Hill Road
Kenilworth, NJ 07033
Vice President - Parkway
Mortgage Division
Vice President - Parkway Mortgage Division (January
1999 to present), Midland National Life Insurance
Company; Executive Vice President (prior thereto),
Parkway Mortgage, Inc.

Illustration

Following are a series of tables that illustrate how the
cash values, cash surrender values, and death benefits
of a contract change with the investment performance
of the Funds. The tables show how the cash values,
cash surrender values, and death benefits of a contract
issued to an insured of a given age and given
premium would vary over time if the return on the
assets held in each Portfolio of the Funds were a
constant gross, after tax annual rate of 0%, 6%, or
12%. The tables on pages    31 47     through    33 49
illustrate a contract issued to a male, age    25 35,     under
a standard rate preferred non-smoker underwriting
risk classification.    The tables on pages 34 through 36
illustrate a contract issued to a male, age 40, under a standard rate preferred non-smoker underwriting risk
classification.     The cash values, cash surrender values,
and death benefits would be different from those
shown if the returns averaged 0%, 6%, and 12% over
a period of years, but fluctuated above and below
those averages for individual contract years.
The amount of the cash value exceeds the cash
surrender value during the    first fifteen contract years
surrender charge period     due to the surrender charge.
For contract years sixteen and after, the cash value and cash surrender value are equal, since the surrender charge has reduced to zero.

The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the cash values and the fourth and seventh columns illustrate the cash surrender values of the contract over the designated period. The cash values shown in the third column and the cash values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The cash values shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that we guarantee. The maximum cost of insurance rates allowable under the contract are based on the Commissioner's 1980 Standard Ordinary Mortality
Table. The fifth and eighth columns illustrate the death benefit of a contract over the designated period.
The illustrations of death benefits reflect the same assumptions as the cash value and cash surrender values. The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated.

The amounts shown for the death benefit, cash
values, and cash surrender values reflect the fact that
the net investment return of the divisions of our
Separate Account is lower than the gross, after-tax
return on the assets in the Funds, as a result of
expenses paid by the Funds and charges levied
against the divisions of our Separate Account. The
illustrations also reflect the    4% sales charge 6.5%
premium load (for the first 15 years on a current
basis)     deduction from each premium,    the 2.5%
premium tax deduction from each premium     and the
$7.00 per month expense charge    (for the first fifteen
years on a current basis)     as well as current and
guaranteed cost of insurance charges.

The contract values shown assume daily investment
advisory fees and operating expenses equivalent to an
annual rate of    .76% .80%     of the aggregate average
daily net assets of the Portfolios of the Funds (the
average rate of the Portfolios for the period ending
December 31, 1998). The actual fees and expenses
associated with the contract may be more or less than
   76% .80%     and will depend on how allocations are
made to each investment division.    (The MFS VIT
New Discovery, The Lord Abbett VC Mid-Cap Value
and The Lord Abbett VC International portfolios
contain an expense reimbursement arrangement
whereby the portfolios expenses have a limit.
Without this arrangement, expenses would be higher
and the average of 0.80% would be higher.  This
would result in lower values than what are shown in
the illustrations.  Midland cannot predict whether
such arrangements will continue. See footnotes (2)
and (5) on pages 25 and 26 for further information on
the limits on other expenses).      The contract values
also take into account a daily charge to each division
of Separate Account A for assuming mortality and
expense risks and administrative charges which is
equivalent to a charge at an annual rate of .90%
   (.50% .25%     after year 10 on a current basis) of the
average net assets of the divisions of Separate
Account A.    (After reductions for the mortality and
expense risk charge and average portfolio expenses,
the assumed gross investment rates of) After
deductions of these amounts, the illustrated gross
investment rates of     0%, 6%, and 12% correspond to
approximate net annual rates of    -1.66% -1.70%, -
4.34% 4.30%, and 10.30% 10.30% respectively (-
1.26% -1.05%, 4.74% 4.95%, 10.74% 10.95%,     after
year 10 on a current basis).

   The approximate net annual rates do not include premium loads, cost of insurance charges, surrender charges, expense charges nor any charges for additional benefits.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the cash values, cash surrender values, and death benefits illustrated.
The tables illustrate the contract values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no contract loans have been made.
The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the contract owner varied the amount or frequency of premium payments. The tables also assume that the contract owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no contract loans have been taken, and that no transfers have been made and no transfer charges imposed.




MIDLAND NATIONAL LIFE INSURANCE COMPANY -    VUL 4
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE    40 35    	ANNUAL RATE OF RETURN: 0%
$100,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL PREMIUM(1):    $1500
$3,000
         ASSUMING CURRENT COSTS		        ASSUMING GUARANTEED COSTS
	PREMIUMS 	         CASH    			   CASH
	END	ACCUMULATED	   VALUE        	CASH		   VALUE    	   CASH
	OF	AT 5% INTEREST   CONTRACT

   SURRENDER	DEATH

   CONTRACT<R/>SURRENDER	 DEATH
	YEAR	PER YEAR

   FUND(2)    VALUE(2)BENEFIT(2)   FUND(2)    VALUE(2)BENEFIT(2)
	1	3,150	 2,566	     0		200,000	 2,402 	0     	200,000
	2	6,458  5,067   1,457 200,000	 4,743 	1,133 	200,000
	3	9,930	 7,529   4,109 200,000	 7,026 	3,606 	200,000
	4	13,577	9,950  	6,720 200,000	 9,252 	6,022 	200,000
	5	17,406	12,311	 9,365	200,000	 11,422	8,476 	200,000
	6	21,426	14,612	11,952	200,000	 13,516	10,856	200,000
	7	25,647	16,876	14,596	200,000	 15,557	13,277	200,000
	8	30,080	19,083	17,183	200,000	 17,525	15,625	200,000
	9	34,734	21,235	19,809	200,000	 19,422	17,996	200,000
	10	39,620	23,331	22,571	200,000	21,250	20,490	200,000
	11	44,751	25,544	25,544	200,000	23,165	23,165	200,000
	12	50,139	27,717	27,717	200,000	25,025	25,025	200,000
	13	55,796	29,850	29,850	200,000	26,811	26,811	200,000
	14	61,736	31,925	31,925	200,000	28,544	28,544	200,000
	15	67,972	33,943	33,943	200,000	30,205	30,205	200,000
	16	74,521	36,054	36,054	200,000	31,777	31,777	200,000
	17	81,397	38,111	38,111	200,000	33,261	33,261	200,000
	18	88,617	40,113	40,113	200,000	34,659	34,659	200,000
	19	96,198	42,082	42,082	200,000	35,933	35,933	200,000
	20	104,158	44,018	44,018	200,000	37,106	37,106	200,000
	21	112,516	45,921	45,921	200,000	38,141	38,141	200,000
	22	121,291	47,793	47,793	200,000	39,039	39,039	200,000
	23	130,506	49,599	49,599	200,000	39,802	39,802	200,000
	24	140,181	51,321	51,321	200,000	40,394	40,394	200,000
	25	150,340	52,946	52,946	200,000	40,815	40,815	200,000

	30	209,282	59,815	59,815	200,000	39,382	39,382	200,000

	35	284,509	64,613	64,613	200,000	28,638	28,638	200,000

	40	380,519	66,337	66,337	200,000	0     	0     	200,000

1. ASSUMES A    $1500 $3,000     PREMIUM IS PAID AT THE BEGINNING OF EACH
CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE
FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES
OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE
BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY
PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY -    VUL 4
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 40 35	ANNUAL RATE OF RETURN: 6%
$100,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL PREMIUM(1): $1500 $3,000
ASSUMING CURRENT COSTS		        ASSUMING GUARANTEED COSTS
		PREMIUMS	   CASH    		                 CASH
	END	ACCUMULATED	   VALUE       CASH    	           VALUE    	   CASH
	OF AT 5% INTEREST	   CONTRACT    SURRENDERDEATH	   CONTRACT    	SURRENDER	DEATH
	YEAR	PER YEAR   FUND(2)    VALUE(2)BENEFIT(2)   FUND(2)    VALUE(2)BENEFIT(2)
	1	3,150  	2,729	    0  200,000	 2,560 	0     	200,000
	2	6,458  	5,555 1,945  200,000	 5,210 	1,600 	200,000
	3	9,930   8,504 5,084 	200,000	 7,956	 4,536 	200,000
	4	13,577	11,584	8,354 	200,000	 10,802	7,572 	200,000
	5	17,406	14,776	11,830	200,000	 13,754	10,808	200,000
	6	21,426	18,086	15,426	200,000	 16,794	14,134	200,000
	7	25,647	21,543	19,263	200,000	 19,950	17,670	200,000
	8	30,080	25,132	23,232	200,000	 23,207	21,307	200,000
	9	34,734	28,859	27,433	200,000	 26,571	25,145	200,000
	10	39,620	32,730	31,970	200,000	30,047	29,287	200,000
	11	44,751	36,985	36,985	200,000	33,856	33,856	200,000
	12	50,139	41,439	41,439	200,000	37,828	37,828	200,000
	13	55,796	46,102	46,102	200,000	41,953	41,953	200,000
	14	61,736	50,968	50,968	200,000	46,261	46,261	200,000
	15	67,972	56,050	56,050	200,000	50,747	50,747	200,000
	16	74,521	61,520	61,520	200,000	55,404	55,404	200,000
	17	81,397	67,243	67,243	200,000	60,248	60,248	200,000
	18	88,617	73,235	73,235	200,000	65,294	65,294	200,000
	19	96,198	79,528	79,528	200,000	70,525	70,525	200,000
	20	104,158	86,140	86,140	200,000	75,975	75,975	200,000
	21	112,516	93,088	93,088	200,000	81,633	81,633	200,000
	22	121,291	100,394	100,394	200,000	87,522	87,522	200,000
	23	130,506	108,054	108,054	200,000	93,666	93,666	200,000
	24	140,181	116,082	116,082	200,000	100,065	100,065	200,000
	25	150,340	124,496	124,496	200,000	106,748	106,748	200,000

	30	209,282	173,550	173,550	211,731	145,247	145,247	200,000

	35	284,509	235,982	235,982	273,739	195,451	195,451	226,724

	40	380,519	315,100	315,100	337,157	258,683	258,683	276,791

1. ASSUMES A    $1500 $3,000     PREMIUM IS PAID AT THE BEGINNING OF EACH
CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A
DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.
2. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES
OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE
FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES
OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW
THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE
MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND
THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

MIDLAND NATIONAL LIFE INSURANCE COMPANY -    VUL 4
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

DEATH BENEFIT OPTION 1	ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE    40 35    	ANNUAL RATE OF RETURN: 12%
$100,000 INITIAL SPECIFIED AMOUNT 	ASSUMED ANNUAL PREMIUM(1):   $1500 $3,000
ASSUMING CURRENT COSTS		        ASSUMING GUARANTEED COSTS

	PREMIUMS    	   CASH    		                 CASH
	END	ACCUMULATED	   VALUE       CASH    	           VALUE         CASH
	OFAT 5% INTEREST	   CONTRACT    SURRENDERDEATH	   CONTRACT    	SURRENDER	DEATH
	YEAR	PER YEAR   FUND(2)    VALUE(2)	BENEFIT(2)   FUND(2)    VALUE(2)	BENEFIT(2)
	1	 3,150 	2,893 	0     	200,000	 2,718 	0     200,000
	2	 6,458	 6,062 	2,452 	200,000  5,697	 2,087 200,000
	3	 9,930  9,561 	6,141 	200,000  8,963	 5,543 200,000
	4	 13,577	13,423	10,193	200,000	12,550	 9,320 200,000
	5	 17,406	17,665	14,719	200,000	16,4911	3,545 200,000
	6	 21,426	22,326	19,666	200,000	20,801	18,141	200,000
	7	 25,647	27,473	25,193	200,000	25,544	23,264	200,000
	8	 30,080	33,136	31,236	200,000	30,746	28,846	200,000
	9	 34,734	39,369	37,943	200,000	36,458	35,032	200,000
	10	39,620	46,235	45,475	200,000	42,737	41,977	200,000
	11	44,751	54,119	54,119	200,000	49,941	49,941	200,000
	12	50,139	62,864	62,864	200,000	57,925	57,925	200,000
	13	55,796	72,567	72,567	200,000	66,763	66,763	200,000
	14	61,736	83,322	83,322	200,000	76,578	76,578	200,000
	15	67,972	95,252	95,252	200,000	87,469	87,469	200,000
	16	74,521	108,663	108,663	201,027	99,556	99,556	200,000
	17	81,397	123,536	123,536	219,894	112,988	112,988	201,119
	18	88,617	140,005	140,005	239,408	127,888	127,888	218,689
	19	96,198	158,259	158,259	259,545	144,344	144,344	236,725
	20	104,158	178,498	178,498	280,242	162,545	162,545	255,195
	21	112,516	200,946	200,946	301,419	182,671	182,671	274,007
	22	121,291	225,828	225,828	329,708	204,898	204,898	299,151
	23	130,506	253,386	253,386	359,808	229,458	229,458	325,830
	24	140,181	283,905	283,905	391,789	256,590	256,590	354,095
	25	150,340	317,700	317,700	425,718	286,589	286,589	384,029

	30	209,282	549,715	549,715	670,652	490,638	490,638	598,578

	35	284,509	936,514	936,514	1,086,356	823,657	823,657	955,442

	40	380,519	1,582,825	1,582,825	1,693,623	1,370,059	1,370,059	1,465,963

3. ASSUMES A    $1500 $3,000     PREMIUM IS PAID AT THE BEGINNING OF EACH
CONTRACT YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

4. ASSUMES THAT NO CONTRACT LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.
THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE CONTRACT FUND, SURRENDER VALUE AND DEATH BENEFIT FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL CONTRACT YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.Age means the age of the Insured Person on his/her birthday which immediately precedes the Contract Date.Attained Age means the age of the Insured Person on his/her birthday preceding a Contract Anniversary date.Beneficiary means the person or persons to whom the contract's death benefit is paid when the Insured Person dies.Business Day means any day we are open and the New York Stock Exchange is open for trading. The holidays which we are closed but the New York Stock Exchange
is open are the day after Thanksgiving,    the day before Christmas Eve
Day, and New Year's Eve Day December 21, December 22, and December 29,
1999.     These days along with the days the New York Stock Exchange is
not open for trading will not be counted as Business Days.   Contract
Fund means the total amount of monies in our Separate Account A attributable to your in force contract. It also includes monies in our General Account for your contract.

Cash Surrender Value means the    Contract Fund Cash Value     on the
date of surrender, less any surrender Charges,    less any Policy Loans.

Cash Value    is the value of your contract fund. means the total amount of monies in our Separate Account A attributable to your in force contact
plus any monies in our General Account for your Contact.    Contract
Anniversary: The same month and day of the Contract Date in each year following the Contract Date.Contract Date means the date from which Contract Anniversaries and Contract Years are determined.Contract Month means a month that starts on a Monthly Anniversary and ends on the following
Monthly Anniversary.

Contract Year means a year that starts on the Contract Date or on each anniversary thereafter.Death Benefit means the amount payable under your contract when the Insured Person dies.Evidence of Insurability means evidence, satisfactory to us, that the insured person is insurable and meets our underwriting standards.

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the Contract Date or as later changed by us.

   Home Office     Executive Office means where you write to us to pay
premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding your contract. The address is:

Midland National Life Insurance Company
One Midland Plaza
Sioux Falls, SD 57193
In Force means the Insured Person's life remains insured under the terms of the contract.

Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund.

Minimum Premium Period: For all contracts except those issued in Massachusetts or Pennsylvania, this is the period of time beginning on the Contract Date and ending on the later of attained age 70 or five years from the Contract Date. For contracts issued in Pennsylvania where the issue age is 50 or younger, this period of time is for 20 years from the Contract Date. For contracts issued in Massachusetts, this period of time is for 5 years from the Contract Date.

Modified Endowment Contract is a contract where premiums are paid more rapidly than the rate defined by a 7-Pay Test.

Monthly Anniversary means the day of each month that has the same numerical date as the Contract Date.

Net Cash Surrender Value means the Cash Surrender Value less any outstanding contract loan.

Net Premium means the premium paid less    any a     deduction    for premium
taxes, less any deduction for the sales charge the premium load     and less
any per premium expenses.

Record Date means the date the contract is recorded on Our books as an In Force contract.

Separate Account means Our Separate Account A which receives and invests your net premiums under the contract.

Surrender Charges means a charge made only upon surrender of the contract. It includes a charge for sales related expenses and issue related expenses.


Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the Funds. The information does not indicate or represent future performance.

Total return quotations reflect changes in Funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the cash value (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect contract benefits.

A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results.Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations.

Midland may provide individual hypothetical illustrations of cash value, cash surrender value, and death benefits based on the Funds' historical investment returns. These illustrations will reflect the deduction of expenses in the Funds and the deduction of contract charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the cash value and the surrender charge. The illustrations do not indicate what contract benefits will be in the future.


Financial Statements
The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Contracts. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.

VUL4Prosp1.txt

                                    PART II


                          UNDERTAKING TO FILE REPORTS


     Subject to the terms and conditions of Section 15(d) of the Securi-

ties Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING


    Insofar as indemnification for liability arising under the Securities

Act of 1933 may be permitted to directors, officers and controlling per-

sons of the registrant pursuant to the foregoing provisions, or other-

wise, the registrant has been advised that in the opinion of the Securi-

ties and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifi-

cation by it is against public policy as expressed in the Act and will be governed by the final jurisdiction of such issue.

UNDRTAKE.txt

REPRESENTATIONS PURSUANT TO SECTION 26 (e) OF THE INVESTMENT COMPANY ACT

Midland National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Midland National Life Insurance Company.

S6FORM.TXT

    CONTENTS OF REGISTRATION STATEMENT
                      ----------------------------------

This Registration Statement comprises the following Papers and Documents:

    The facing sheet.

    The prospectus consisting of 53 pages.

    The undertaking to file reports.

    Representations pursuant to Section 26(e) of the Investment
       Company Act.

    The signatures.

    Written consents of the following persons:

    (a)  Jack L. Briggs  8

    (b)  Sutherland Asbill & Brennan L L P   8

    (c)  PricewaterhouseCoopers  L L P   8

    (d)  Timothy A. Reuer 8

    The following exhibits:

1.  The following exhibits correspond to those required by paragraph A of the instructions as to the exhibits in Form N-8B-2:

    (1)  Resolution of the Board of Directors of Midland National Life

         establishing the Separate Account A.   4

    (2)  Not applicable.

    (3)  (a)  Principal Underwriting Agreement.   2

         (b)  Selling Agreement.   2

         (c)  Commission schedule.   8

    (4)  Not applicable.
    (5) Form of Contract.   8



1      Filed previously in Post-Effective Amendment No. 4 on April 10, 1999
         for Form S-6 File No. 33-16354.
2      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
3      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
4      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
5      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
6      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
7      Filed herein.
8      To be filed by amendment.

--------------

    (6)  (a)  Articles of Incorporation of Midland National Life.    4

         (b)  By-Laws of Midland National Life.   4

    (7)  Not applicable.

    (8)  (a)  Participation Agreements for Fidelity Distributors

              Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (b)  Amendments to Participation Agreements for Fidelity

              Distributors Corporation/Variable Insurance Products Fund,

              and Variable Products Fund II.   3

         (c)  Participation Agreement for Fidelity Distributors

              Corporation/Variable Insurance Products Fund III.   4

         (d)  Participation Agreement for American Century Investment

              Services, Inc.   3

         (e)  Participation Agreement for Lord Abbett Series Funds, Inc.  5

         (f) Amendments to Participation Agreement for Lord Abbett Series Funds, Inc. 6

         (g)  Participation Agreement for Massachusetts Financial Variable

              Insurance Trusts.    5

    (9)  Not applicable.

   (10)  Application Form.   7

   (11)  Memorandum describing Midland National Life's issuance, transfer

         and redemption procedures for the Contract.   1

2.  See Exhibit 1(5).
    ---

3.  Opinion and Consent of Jack L. Briggs.   8

4.  No financial statements are omitted from the Prospectus pursuant to

     Instruction 1(b) or (c) or Part I.

5.  Not applicable.

6.  Opinion and Consent of Timothy A. Reuer.  8

7.  Consent of Sutherland Asbill & Brennan L L P   8

8.  Consent of PricewaterhouseCoopers  L L P   8


1 Filed previously in Post-Effective Amendment No. 4 on April 30, 1990
         for Form S-6 File No. 33-16354.
2      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on January 31, 1997.
3      Filed previously in Pre-Effective Amendment No. 2 for Form S-6 File
         No. 333-14061 on April 23, 1997.
4      Filed previously in Post Effective Amendment No. 1 for Form S-6 File
         No. 333-14061 on April 28, 1998.
5      Filed previously in Post Effective Amendment No. 3 for Form S-6 File
         No. 333-14061 on April 29, 1999.
6      Filed previously in Pre-Effective Amendment No. 1 for Form S-6 File
         No. 333-80975.
7      Filed herein.
8      To be filed by amendment.
--------------




CONVL4VE2.txt

                         SIGNATURES
                             __________


    Pursuant to the requirements of the Securities Act of 1933, the registrant, Midland National Life Separate Account A, has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed, all in Sioux Falls, South Dakota, on the 10th day of February, 2000.

                                    Midland National Life Separate Account A

   (Seal)                      By:  Midland National Life Insurance Company


                               By:_/s/ Michael M. Masterson__
                                    President


    Pursuant to the requirements of the Securities Act of 1933, Midland National Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed, all in Sioux Falls, South Dakota on the 10th day of February, 2000.


   (Seal)                      By:  Midland National Life Insurance Company


                               By:__/s/ Michael M. Masterson ____
                                    President


   Signature                   Title                           Date
   ---------                   -----                           ----

   /s/_ Michael M. Masterson   Director, Chairman of the       February 10, 2000
   Michael M. Masterson        Board, Chief Executive
                               Officer and President

   _/s/ John J. Craig II       Director, Executive Vice        February 10, 2000
   John J. Craig II            President and Chief
                               Operating Officer

   _/s/ Steven C. Palmitier    Director, Senior Vice       February 10, 2000
   Steven C. Palmitier         President and Chief
                               Marketing Officer

   _/s/ Stephen P. Horvat, Jr. Director, Senior Vice           February 10, 2000
   Stephen P. Horvat, Jr.      President - Legal

   _/s/ Thomas M. Meyer        Senior Vice President           February 10, 2000
   Thomas M. Meyer             and Chief Financial
                               Officer

   _____________________       Director and Vice President     February 10, 2000
   Robert W. Korba

VL4VE2SIG.TXT

                                               Registration No. 333-14061
                                               POST EFFECTIVE AMENDMENT NO.4

________________________________________________________________________________
--------------------------------------------------------------------------------





                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                      ____________________________________


                                    EXHIBITS

                                       TO

                                    FORM S-6

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                                      FOR

                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A

                                      AND

                    MIDLAND NATIONAL LIFE INSURANCE COMPANY


                      ____________________________________










________________________________________________________________________________
--------------------------------------------------------------------------------

EXHVUL4.TXT

                                 EXHIBIT INDEX




    Exhibit
   _________

   10.                 Application Form





INDVUL4.txt

General Purpose Life Application
MIDLAND NATIONAL LIFE

PART1

1.  PRIMARY PROPOSED INSURED
SINGLE
MARRIED
LAST NAME             FIRST          M.I.

BIRTH DATE
MO.     DAY     YEAR
STATE OF BIRTH
AGE
SEX

SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER
STATE

HEIGHT (FT. IN.)

WEIGHT (LBS.)

SPOUSE PROPOSED for INSURANCE (or premium payer for juvenile policy)

BIRTH DATE
MO.     DAY     YEAR
STATE OF BIRTH
AGE
SEX

SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER
STATE

HEIGHT (FT. IN.)

WEIGHT (LBS.)

DEPENDENT CHILDREN PROPOSED for INSURANCE

BIRTH DATE
MO.     DAY     YEAR
STATE OF BIRTH
AGE
SEX

SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER

HEIGHT (FT. IN.)

WEIGHT (LBS.)

BIRTH DATE
MO.     DAY     YEAR
STATE OF BIRTH
AGE
SEX

SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER

HEIGHT (FT. IN.)

WEIGHT (LBS.)

BIRTH DATE
MO.     DAY     YEAR
STATE OF BIRTH
AGE
SEX

SOCIAL SECURITY NUMBER AND DRIVERS LICENSE NUMBER

HEIGHT (FT. IN.)

WEIGHT (LBS.)

2.  RESIDENCE ADDRESS (Street, City, State, Zip)

TELEPHONE NUMBER(S)
(     )

3. How long at this address? If less than 2 years, provide previous address in "Special Requests", Section #14.

CONTACT THE PROPOSED INSURED AT:
RESIDENCE
BUSINESS
A.M.
P.M.
Time

4.  EMPLOYER (Company Name, Street, City, State, Zip)

5.  OCCUPATION (Describe and give exact duties)

OCCUPATION OF SPOUSE (if applicable)

BUSINESS TELEPHONE NUMBER
Primary Insured (     )
Spouse (     )

ANNUAL INCOME
Primary Proposed Insured
Spouse

6. Has Primary Proposed Insured ever used tobacco in any
form?
No     Yes  IF YES, complete below...
Type of Tobacco:  Cigarettes      Other
Date Last Used    Current or within 1 yer
Over 1 year but less than 3 years
Over 3 years

Has Spouse Proposed Insured ever used tobacco in any
form?
No     Yes  IF YES, complete below...
Type of Tobacco:  Cigarettes      Other
Date Last Used    Current or within 1 yer
Over 1 year but less than 3 years
Over 3 years

7.  AMOUNT

PLAN OF BASIC POLICY

Preferred Plus
Preferred
Preferred Smoker
Nonsmoker
Smoker

If Universal Life

Option I
Option II

Automatic Premium Loan Repayment

8. RIDERS
Waiver of Premium
Living Needs Rider
Accidental Death Benefit
Amount
Units
Children's Insurance Rider
Other Rider
Plan
Amount
Preferred
Preferred Plus
Preferred Smoker
Non-Smoker
Smoker

9a.  PREMIUM FREQUENCY
Annual
Semi-Annual
Quarterly
Monthly

PREMIUM MODE
Auto Withdrawal, with COLR/ABI, age 0-55
Direct Billing, with COLR/ABI, age 0-55
List Billing/Franchise
Military Government Allotment
Civil Service Allotment

Amount of Mode Premium

Amount Paid with Application
(Receipt valid only if amount paid with application is entered here.)

9b. FOR AUTO WITHDRAWAL ONLY:
DRAW DATE
(1st-28th)
MONTH      DAY

ACCOUNT TYPE
Checking (enclose voided check)
Savings (must complete 8c)

AUTHORIZED SIGNATURE(S) OF ACCOUNT HOLDER(S)

X

9c.  ROUTING/TRANSIT NUMBER

ACCOUNT NUMBER

FINANCIAL INSTITUTION NAME AND ADDRESS

10a. WILL THE INSURANCE BEING APPLIED FOR REPLACE OR CHANGE ANY EXISTING LIFE INSURANCE OR ANNUITY CONTRACT?
YES
NO

10b. IS THERE ANY INSURANCE IN FORCE OR APPLICATION PENDING ON THE LIFE/LIVES OF ANY PROPOSED INSURED(S)?
YES
NO (If yes, please complete 10c.)

10c.  Proposed Insured Name
Company
Amount
Status
Pending
Issued
Yr.

Pending
Issued
Yr.

ADB
Y
N
Y
N

Proposed Insured Name

Company

Amount

Status
Pending
Issued
Yr.

Pending
Issued
Yr.

ADB
Y
N
Y
N

11. OWNER IF OTHER THAN PROPOSED INSURED (Include relationship to proposed insured)

NAME
ADDRESS
Soc. Sec. No. or Fed. Tax I.D. No.

12.  PRIMARY BENEFICIARY - (Class 1) (Include relationship to proposed insured)

13. CONTINGENT BENEFICIARY - (Class 2) (Include relationship to proposed insured)

Beneficiary designations do not apply to others covered under Family/Chidren's Provision Riders.

14. SPECIAL REQUESTS OR DETAILS


PRINCIPAL REVIEW (For Variable Products)



Premium checks must be payable to Midland National Life
Insurance Company. Do not make checks payable to the Agent or leave the Payee blank.

Detach and Deliver this section to the proposed insured.

RECEIPT
Cash
Franchise Authorization or Government Allotment

Received from                  the sum of $        representing   Full   Partial
payment of the first premium on account of application made this date to MIDLAND NATIONAL LIFE INSURANCE COMPANY. If after investigation and the completion of all required medical examinations and studies, the Company shall be satisfied that on the date of the application or medical examination, whichever is later, each person proposed for insurance was insurable and entitled under the Company's rules and standards to insurance on the plan and for the amount and at the rate of premium applied for, the insurance protection applied for shall by reason of such payment take effect from the date of application or such medical examination or the date specifically requested in the application, whichever is later, if the sum paid is equal to or greater than 1/12th of the annual premium required for the policy applied for. Unless every condition specified in this receipt is fulfilled exactly, no insurance shall be considered in effect unless and until the application has been approved and accepted by the Company and the policy delivered to and accepted by the Owner, and the full first premium has been paid while each person proposed for insurance is alive and while the state of health and other conditions affecting insurability are as stated in this application or examination, if required. This receipt will be void if any cknowledged authorization is cancelled before payment or if any check or draft is not honored when presented. This receipt will be void if altered or modified in any respect. No agent of the Company and no broker is authorized to alter or waive any of such conditions. Failure of the Company to issue a policy within 90 days from the date of this receipt shall automatically be deemed a declination without further notice.

EVEN IF EVERY CONDITION SPECIFIED IN THIS RECEIPT IS FULFILLED EXACTLY, THE COMPANY'S MAXIMUM LIABILITY PRIOR TO THE ACTUAL ISSUANCE AND DELIVERY OF THE POLICY SHALL NOT EXCEED $250,000.

Date

Agent
Signature



Detach and Deliver this section to proposed insured.

MIDLAND NATIONAL LIFE INSURANCE COMPANY, Sioux Falls, South Dakota 57193-0001

Fair Credit Reporting Act Notification
As part of our underwriting procedure, an investigative consumer report may be made which will provide applicable information concerning residence verification, employment, occupation, general health, habits, reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation. Such information for the investigative consumer report may be obtained through personal interviews with your friends, neighbors, and associates. Upon written request, a complete and accurate disclosure of the nature and scope of the investigative consumer report will be provided.

Medical Information Bureau Notification
Information regarding your insurability will be treated as confidential. Midland National Life Insurance Company, or its reinsurers, may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file. Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. Midland National Life Insurance Company, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

Page 2 - Application to MIDLAND NATIONAL LIFE INSURANCE COMPANY

Details of questions answered "yes" in Section 15 through 18. Include question number, full names and addresses of physicians and names of individuals to whom history pertains.

Question 15 to be completed on both non-medical and examined applications.
Yes
No
15.  Has any person proposed for insurance in Section 1 on reverse side
(a) Received treatment for drug or alcohol use or used marijuana; narcotic, hallucinogenic or habit forming drugs not prescribed by a physician or is any such person currently using marijuana or such drugs?
(b) Had any motor vehicle moving violations or accidents or been arrested for driving under the influence of alcohol or drugs within the last five years?
(c)  Been arrested for any reason other than moving traffic violations?
(d) Flown other than as a fare-paying passenger within the last tow years, or contemplate such flying in the future? (If yes, complete Aviation Questionnaire.)
(e) Any past, present or expected activity in racing, skin or sky diving, or any other hazardous sport or hobby? (If yes, complete Hazardous Activities Questionnaire.)
(f) Ever had an application for insurance or reinstatement of insurance declined, postponed, rated up or modified? Why?
(g) Traveled or resided outside the U.S. or intends to travel or reside outside the U.S.?
16. Has any person proposed for insurance in Section 1 on reverse side ever had or been treated for
(a) Chest pain, heart murmur, high blood pressure, or any other disease of the heart, blood, or blood vessels?
(b) Peptic ulcer, indigestion, or any other disease of the stomach, intestines, gall bladder or liver?
(c) Emphysema, bronchitis, asthma, pleurisy, or any other disease of the chest or lungs?
(d) Kidney stone, diabetes; albumin, pus, blood or sugar in urine; venereal disease, or any other disease of the kidneys, bladder or reproductive organs?
(e) An immune deficiency disorder, AIDS, ARC (AIDS related complex) or been told test results indicate exposure to the AIDS virus?
(f) Severe headaches, fainting spells, epilepsy, paralysis, nervousness, mental disorder, or any other disease of the brain or nervous system?
(g)  Any impairment of sight or hearing?
(h)  Cancer, tumor or any other illness or injury not mentioned above?
17.  Other than indicated above, has any person proposed for insurance in
Section 1 on reverse side
(a)  Ever applied for or received a pension or disability benefit?
(b)  Been hospitalized in the past 5 years?
(c)  Consulted a physician during the past 5 years?
(d)  Had a change of weight in the past year?
(e) Had an immediate family member with a history of cancer, diabetes, mental, nervous, heart or circulatory disorder?
18. Is any person proposed for insurance in Section 1 on reverse side now under observation or taking treatment or been advised to have any tests, hospitalization or surgery which has not been completed?
19.  Are medical records under any other name (maiden name, etc.)?
Yes
No
If yes, please indicate full name.

Name and Address of Primary Physicians (if not specified above, date last consulted)

Telephone Number of Primary Physicians
(     )

IT IS DECLARED that the statements and answers in this application or given to the examiner in Part II, should examination be required, are complete and true to the best knowledge and belief of the undersigned. IT IS AGREED: (1) that any waiver or modification of this application will not be effective unless in writing and signed by the President, a Vice President, the Secretary or an Assistant Secretary; (2) that no insurance shall be in effect under this application (except as may be provided in the receipt bearing the same date as this application) unless and until the application has been approved and accepted by the Company at its Home Office and the policy delivered to and accepted by the Owner and the full first premium has been paid while each person proposed for insurance is alive and while the state of health and other conditions affecting insurability are as stated in this application and examination, if required. (If a List Billing Authorization or Government Allotment is indicated in Section 9a and has actually been signed and delivered for the correct amount, this shall be considered the same as payment of the full first premium); (3) that the acceptance of any policy issued on this application shall constitute a ratification of any correction or amendment made by the Company, except that when issued in Maryland, no change in amount, classification, plan of insurance, or benefits shall be effective unless agreed to in writing by the applicant.

I also acknowledge receipt of Fair Credit Reporting Act and Medical Information Bureau Notifications.

TAX PAYER IDENTIFICATION NUMBER CERTIFICATION: Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be assigned to me), and
2. I am not subject to backup withholding because(a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding. (Please check appropriate response.)

AUTHORIZATION: I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my child for whom insurance application is made, or my health or my child's health, to give to Midland National Life Insurance Company, or its reinsurers, any such information. A reproduction of this authorization shall be as valid as the original.

Make all checks payable to Midland National Life Insurance Company. PROPOSED INSURED if 15 YEARS OR OLDER (Signature)

X

SIGNED AT (City, State)

DATE

OWNER (Signature)

SPOUSE PROPOSED FOR INSURANCE (Signature)


To the best of my knowledge, this application is is not involved in replacement of life insurance or annuities, as defined in applicable Insurance Department Regulations, except as stated in Section 9a.
SOLICITING AGENT (Signature)

PRINT AGENT'S LAST NAME

CODE NO.

TELEPHONE NUMBER

(     )

OTHER AGENT (Please Print)

% CREDIT

CODE NO.

GENERAL AGENT (Please Print)

CODE NO.

7300.txt
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